                                  GATEWAY FUND



                            (Statue of Liberty Logo)




                                  Annual Report
                                      1998





                            (Statue of Liberty Logo)

                                THE GATEWAY TRUST
                                 P. O. BOX 5211
                            CINCINNATI, OH 45201-5211
                                 (800) 354-6339

================================================================================
GATEWAY FUND
Highlights at December 31, 1998
================================================================================


                                            AVERAGE ANNUAL TOTAL RETURN
                                 ----------------------------------------------------

                         Past     One     Three     Five      Ten    Since Inception  Dividends       Price
                       Quarter    Year    Years    Years     Years     on 12/7/77     Year to Date    Per Share
                       -------    ----    -----    -----     -----     ----------     ------------    ---------
GATEWAY FUND             7.20%   12.26%   11.71%     10.32%   11.10%      10.51%         $0.1356    $21.02


S&P 500                 21.30    28.58    28.23      24.06    19.21

Russell 2000            16.31    (2.55)   11.58      11.86    12.92

Lehman Gov't/
  Corp. Bond             0.13     9.47     7.33       7.30     9.33

U. S. Inflation (CPI)    0.60     2.03     2.42       2.50     3.19


                                           CUMULATIVE TOTAL RETURN
                                -----------------------------------------------------

                         Past      One    Three     Five        Ten   Since Inception
                       Quarter     Year   Years     Years      Years     on 12/7/77
                       -------     ----   -----     -----      -----     ----------

GATEWAY FUND             7.20%   12.26%   39.41%     63.41%   186.44%     772.70%


S&P 500                 21.30    28.58   110.84     193.89    479.57


Russell 2000            16.31    (2.55)   38.92      75.20    236.99


Lehman Gov't/
  Corp. Bond             0.13     9.47    23.63      42.23    144.10

U. S. Inflation (CPI)    0.60     2.03     7.44      13.12     36.87




Performance data throughout this report represents past performance. The average annual total return figures assume the reinvestment of dividends. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

This report must be preceded or accompanied by a current prospectus.

================================================================================
GATEWAY FUND
Letter from the Chairman
================================================================================



Dear Shareholder:

We are pleased to report another year of dramatic progress in an increasingly chaotic market environment. Your Fund again achieved its dual objectives of earning competitive returns while significantly reducing risk exposure. For a complete report on the Fund's investment returns, please refer to portfolio manager Patrick Rogers's report beginning on page 4.

In addition to its investment returns, the Gateway Fund experienced a dramatic increase in both the number of shareholders and the total assets during 1998. The overall increase in total assets, from $255 million at the beginning of the year to $464 million at December 31, 1998, benefited all shareholders by reducing the Fund's expense ratio to the lowest level in its history. A lower expense ratio means that more of the investment return earned by the portfolio manager can be delivered to each shareholder.

Shareholders have expressed concern regarding the potential effect of Year 2000-related computer problems on their Gateway investments. We are pleased to announce that the majority of the systems used in conducting our business have been demonstrated to be Year-2000 compliant. A small number of problem areas have been identified, and we are taking appropriate action to head off any adverse effects well in advance of January 1, 2000. In addition, we are working closely with our third-party suppliers to our funds to obtain satisfactory assurances regarding their state of preparedness for the Year 2000. It is nevertheless important to point out that, like all other mutual funds and financial services operations worldwide, The Gateway Trust could be adversely affected by problems which may afflict the entire industry. At the present time, we do not believe that the operations or investments of our funds will suffer any material adverse effects on January 1, 2000, or thereafter.

================================================================================
GATEWAY FUND
Letter from the Chairman
================================================================================


At a special meeting of shareholders in December, shareholders re-elected seven incumbent trustees and elected two new trustees. On behalf of all our shareholders, I take great pleasure in welcoming James E. Schwab, president and chief executive officer of XTEK, Inc., a Cincinnati-based machinery company, and
J. Patrick Rogers, president and chief investment officer of the Fund's adviser, Gateway Investment Adviser, L.P., as trustees of The Gateway Trust. Their expertise will add further depth to your board of trustees.

As we move into 1999, Gateway's management team will focus on the most efficient and profitable uses of the hedging tools available to us. We look forward to further progress in the year ahead.

Cordially,
/s/ Walter G. Sall
Walter G. Sall
Chairman

================================================================================
GATEWAY FUND
Portfolio Manager's Report
================================================================================


Manic depressive adj. characterized by alternating periods of extreme excitability, excessive activity and severe depression

There is no better description of the stock market during 1998. After a sensational start, the third quarter saw the financial markets suffer one of their worst quarterly returns since the market crash in 1987. The summer decline, which began over nervousness of the true health of emerging market economies, cut across all lines. Small capitalization stocks, lacking the liquidity available in blue chips, were hit particularly hard. Finally, after a dramatic effort by the Federal Reserve to calm fears of a further collapse by reducing interest rates three times, the stock market rallied during the fourth quarter and produced its best quarterly performance in over ten years.

---------------------- ------------------ ----------------- ----------------- ------------------
                          First Qtr.               Second            Third             Fourth
                             1998                   Qtr.              Qtr.               Qtr.
                                                    1998              1998               1998
---------------------- ------------------ ----------------- ----------------- ------------------
         S&P 500             13.95%              3.30%             (9.95%)             21.30%
---------------------- ------------------ ----------------- ----------------- ------------------
         Russell 2000        10.05              (4.67)            (20.14)              16.31
---------------------- ------------------ ----------------- ----------------- ------------------
         Gateway Fund         4.09               3.22              (2.53)               7.20
---------------------- ------------------ ----------------- ----------------- ------------------

The objective of the Gateway Fund is to earn a consistent, dependable total return in various types of market environments. This past year was an excellent period to put our strategy to the test. Our lower risk profile does not provide the opportunity to perform like other stock funds during a strong market. On the other hand, the Gateway Fund is not exposed to dramatic declines when the markets really suffer. The table above vividly shows the "merry-go-round" approach versus the "roller coaster" ride of the stock market.

The Gateway Fund's total return for the twelve months ended December 31, 1998, was 12.26%. This compares to 9.47% for the Lehman Government/Corporate Bond Index. The more volatile S&P 500 Index and Russell 2000 earned 28.58% and -2.55%, respectively.

================================================================================
GATEWAY FUND
Portfolio Manager's Report
================================================================================


---------------------------------------------------------------------------------------------
                                            GATEWAY FUND
                                                1998
---------------------------------------------------------------------------------------------
                                               1st         2nd         3rd          4th
                                               Qtr.        Qtr.        Qtr.         Qtr.
----------------------------------------- ----------- ------------- ------------ ------------
CONTRIBUTION OF STOCKS
 Performance of Stocks                         15.05%      4.85%     (11.20%)     22.55%
 Dividends Earned                               0.34       0.33        0.38        0.34
INTEREST EARNED                                 0.06       0.06        0.07        0.06
CONTRIBUTIONS OF OPTIONS
 Effect of Call Options                        (9.20)      0.06        4.97      (12.05)
 Effect of Put Options                         (1.82)     (1.78)       3.60       (3.41)
EFFECT OF FEES
 Fund Expenses                                 (0.26)     (0.24)      (0.25)      (0.24)
 Brokerage Commissions                         (0.08)     (0.06)      (0.10)      (0.05)
----------------------------------------- ----------- ------------- ------------ ------------
            TOTAL RETURN                        4.09%      3.22%      (2.53%)      7.20%
----------------------------------------- ----------- ------------- ------------ ------------

-------------------------------------------------------------------------------------------------------------------------------
                                                        GATEWAY FUND
------------------------------ ---------- ---------- ---------- --------- --------- ----------- ---------- ---------- ---------
                                  1989       1990       1991       1992      1993        1994       1995      1996       1997
------------------------------ ---------- ---------- ---------- --------- --------- ----------- ---------- ---------- ---------
CONTRIBUTION OF STOCKS
    Performance of Stocks         24.81%     (5.74%)    24.18%     2.87%     8.27%      (0.19%)    33.02%     21.61%     26.54%
    Dividends Earned               4.01       3.63       3.25      2.90      2.51        2.80       2.53       2.17       1.78
INTEREST EARNED                    0.12       0.29       0.33      0.19      0.07        0.03       0.17       0.17       0.23
CONTRIBUTIONS OF OPTIONS
    Effect of Call Options        (7.68)      8.85      (7.66)     4.24      1.48       (4.19)    (21.48)     (9.91)    (12.09)
    Effect of Put Options          0.00       4.94      (0.72)    (3.58)    (3.68)      (0.008)    (1.91)     (2.21)     (2.79)
EFFECT OF FEES
    Fund Expenses                 (1.50)     (1.33)     (1.22)    (1.11)     1.11       (1.21)     (1.19)     (1.14)     (1.07)
    Brokerage Commissions         (0.31)     (0.32)     (0.36)    (0.36)    (0.14)      (0.05)     (0.10)     (0.16)     (0.25)
------------------------------ ---------- ---------- ---------- --------- --------- ----------- ---------- ---------- ---------
       TOTAL RETURN               19.45%     10.32%     17.80%     5.15%     7.40        5.57%     11.04%     10.53%     12.35%
------------------------------ ---------- ---------- ---------- --------- --------- ----------- ---------- ---------- ---------

================================================================================
GATEWAY FUND
Portfolio Manager's Report
================================================================================

STOCKS: The Fund's portfolio is indexed to the S&P 100 Index, a diversified mix of large blue chip companies. As of December 31, 1998, the top ten holdings were:

   ----------------------------------------------------------------------
                                    GATEWAY FUND
                                  TOP TEN HOLDINGS
   ----------------------------------------------------------------------
                    STOCKS                            AS A PERCENTAGE
                                                       OF NET ASSETS
   ----------------------------------------------------------------------
            Microsoft Corporation                           7.51%
            General Electric Company                        7.29
            Intel Corporation                               4.38
            Wal-Mart Stores, Inc.                           4.01
            Exxon Corporation                               3.93
            Merck & Co., Inc.                               3.87
            International Business Machines Corporation     3.79
            The Coca-Cola Company                           3.63
            Cisco Systems, Inc.                             3.18
            AT&T Corp.                                      2.99
   ----------------------------------------------------------------------

DIVIDENDS: The recent trend of falling dividend yields continued in 1998. This is a direct result of the tremendous rise in stock prices in the Fund's portfolio.

INTEREST EARNED: The objective of the Gateway Fund is to remain fully invested in its stated strategy. Therefore, this contribution to performance is minimal.

EFFECT OF CALL OPTIONS: We often describe this component as the "rent" we charge others to use the Fund's assets (i.e., its stock portfolio). In order to determine the amount of cash flow received from rent during a period of positive stock performance, simply add "Performance of Stocks" to "Effect of Call Options" in the tables shown on page 5. In a period of negative stock performance, this cash flow will be simply the number shown for "Effect of Call Options."

================================================================================
GATEWAY FUND
Portfolio Manager's Report
================================================================================


EFFECT OF PUT OPTIONS: We view buying put options on the Fund's portfolio of stocks in the same manner as purchasing a homeowner's insurance policy. These options serve as a measure of protection from a significant decline in the stock market in a short period of time. Any time this "insurance" is not necessary, it is a cost equal to the total amount paid in premiums. As you can see on page 5, the put options helped performance during the difficult third quarter of 1998.

FUND EXPENSES: As Walter Sall points out on page 2, the expense ratio continues to fall due to the increasing total assets of the Fund.

BROKERAGE COMMISSIONS: Many mutual fund investors may not realize that brokerage commissions are not included in the total expense ratio. However they are a cost and therefore should be considered in determining the total expense structure of a fund. Since the Gateway Fund is a "buy and hold" investor in its stock portfolio, the Fund's commission costs are quite low in comparison to most equity funds.


/s/ J. Patrick Rogers
J. Patrick Rogers, CFA
Portfolio Manager

================================================================================
GATEWAY FUND
Portfolio Manager's Report
================================================================================

                         GROWTH OF A $10,000 INVESTMENT

                  [Graph showing the following information]

----------------------------------------------------------------------
  GATEWAY FUND        S&P 500          LEHMAN GOV.T/CORP.BOND INDEX
----------------------------------------------------------------------
   $10,000.00        $10,000.00                 $10,000.00
   $10,270.67        $10,732.00                 $10,133.00
   $10,292.61        $10,464.77                 $10,055.99
   $10,307.79        $10,708.60                 $10,109.29
   $10,550.59        $11,264.38                 $10,323.60
   $10,668.31        $11,720.59                 $10,577.56
   $10,712.37        $11,653.78                 $10,922.39
   $11,037.88        $12,706.12                 $11,149.58
   $11,208.04        $12,955.15                 $10,976.76
   $11,304.49        $12,902.56                 $11,025.06
   $11,423.48        $12,602.96                 $11,303.99
   $11,698.66        $12,860.06                 $11,405.73
   $11,944.59        $13,168.70                 $11,422.84
   $11,528.19        $12,284.55                 $11,266.34
   $11,798.08        $12,442.78                 $11,291.13
   $12,183.73        $12,772.51                 $11,292.26
   $12,238.01        $12,453.39                 $11,188.37
   $12,618.03        $13,667.47                 $11,512.83
   $12,672.53        $13,575.22                 $11,699.34
   $12,727.12        $13,531.64                 $11,844.41
   $12,204.62        $12,308.38                 $11,672.67
   $12,088.06        $11,709.33                 $11,769.55
   $12,111.59        $11,659.45                 $11,926.09
   $12,817.58        $12,413.12                 $12,186.07
   $13,177.26        $12,759.07                 $12,370.08
   $13,669.96        $13,314.73                 $12,508.63
   $13,882.49        $14,267.00                 $12,616.20
   $14,017.88        $14,612.54                 $12,703.25
   $14,056.71        $14,647.18                 $12,849.34
   $14,328.53        $15,279.06                 $12,909.73
   $14,250.96        $14,579.12                 $12,895.53
   $14,533.83        $15,258.65                 $13,058.02
   $14,787.44        $15,620.13                 $13,358.35
   $14,874.69        $15,358.81                 $13,637.54
   $15,090.37        $15,565.23                 $13,758.92
   $14,885.14        $14,938.11                 $13,896.50
   $15,522.23        $16,646.58                 $14,365.37
   $15,491.65        $16,336.45                 $14,152.76
   $15,664.85        $16,548.01                 $14,227.77
   $15,664.85        $16,226.15                 $14,149.52
   $15,849.06        $16,702.39                 $14,234.42
   $15,900.26        $16,784.56                 $14,510.57
   $15,951.46        $16,534.81                 $14,723.87
   $16,105.55        $17,210.26                 $15,100.80
   $16,105.55        $16,857.96                 $15,235.20
   $16,167.23        $17,056.04                 $15,442.40
   $16,198.27        $17,114.89                 $15,206.13
   $16,435.74        $17,697.65                 $15,192.44
   $16,321.02        $17,914.80                 $15,453.75
   $16,499.90        $18,064.57                 $15,790.65
   $16,626.12        $18,310.79                 $16,119.09
   $16,573.58        $18,697.14                 $16,173.90
   $16,605.24        $18,245.23                 $16,298.44
   $16,774.28        $18,733.29                 $16,290.29
   $16,869.39        $18,788.18                 $16,660.08
   $16,964.87        $18,712.65                 $16,766.70
   $17,198.48        $19,422.61                 $17,152.34
   $17,124.18        $19,273.64                 $17,212.37
   $17,284.12        $19,672.41                 $17,282.94
   $17,348.07        $19,484.93                 $17,087.64
   $17,529.36        $19,720.51                 $17,162.83
   $17,827.96        $20,391.01                 $17,420.27
   $17,662.07        $19,837.39                 $17,040.51
   $17,075.92        $18,972.48                 $16,623.02
   $17,231.45        $19,215.71                 $16,496.68
   $17,575.86        $19,531.04                 $16,455.44
   $17,309.22        $19,052.33                 $16,417.59
   $17,800.27        $19,678.01                 $16,687.66
   $18,090.43        $20,484.81                 $16,751.07
   $18,101.59        $19,983.95                 $16,498.13
   $18,404.21        $20,432.99                 $16,486.58
   $18,090.38        $19,688.82                 $16,450.31
   $18,505.09        $19,980.81                 $16,558.89
   $18,815.90        $20,498.91                 $16,881.78
   $19,090.84        $21,297.75                 $17,268.38
   $19,282.11        $21,926.25                 $17,384.07
   $19,438.19        $22,571.98                 $17,646.57
   $19,558.26        $23,474.18                 $18,364.79
   $19,642.30        $24,019.49                 $18,511.71
   $19,762.88        $24,815.97                 $18,439.51
   $19,859.34        $24,878.26                 $18,675.54
   $20,076.40        $25,928.12                 $18,866.03
   $20,136.96        $25,835.56                 $19,143.36
   $20,415.45        $26,969.74                 $19,459.22
   $20,547.54        $27,489.18                 $19,745.28
   $20,814.86        $28,424.91                 $19,867.70
   $20,742.01        $28,688.41                 $19,446.50
   $20,900.06        $28,964.68                 $19,283.15
   $21,168.21        $29,391.62                 $19,150.10
   $21,351.10        $30,149.63                 $19,117.54
   $21,533.87        $30,264.50                 $19,373.72
   $21,191.70        $28,927.41                 $19,418.28
   $21,484.99        $29,537.49                 $19,371.67
   $21,986.02        $31,199.86                 $19,716.49
   $22,255.57        $32,060.35                 $20,175.88
   $22,635.47        $34,483.79                 $20,547.12
   $22,711.53        $33,800.67                 $20,319.05
   $23,092.40        $35,912.54                 $20,343.43
   $23,116.88        $36,194.09                 $20,384.11
   $22,981.64        $34,706.88                 $20,141.54
   $23,450.01        $36,778.88                 $20,436.42
   $23,634.79        $39,017.97                 $20,626.47
   $23,955.28        $40,765.98                 $20,873.99
   $24,387.44        $44,009.73                 $21,512.74
   $23,979.92        $41,544.30                 $21,271.79
   $24,708.43        $43,819.68                 $21,605.76
   $24,324.96        $42,354.35                 $21,951.45
   $25,129.14        $44,314.94                 $22,067.80
   $25,515.12        $45,075.82                 $22,299.51
   $25,921.32        $45,574.36                 $22,613.93
   $26,300.29        $48,861.19                 $22,568.70
   $26,557.51        $51,363.37                 $22,638.67
   $26,828.66        $51,880.08                 $22,751.86
   $27,004.93        $50,988.26                 $22,995.30
   $27,411.62        $53,059.41                 $23,229.86
   $27,357.35        $52,494.32                 $23,248.44
   $25,972.52        $44,904.70                 $23,701.78
   $26,719.23        $47,781.29                 $24,379.66
   $27,643.98        $51,667.82                 $24,206.56
   $28,405.57        $54,799.41                 $24,351.80
   $28,644.46        $57,956.95                 $24,410.24

              December 31, 1988 - December 31, 1998

----------------------------------------------
                  GATEWAY FUND
          AVERAGE ANNUAL TOTAL RETURNS
            AS OF DECEMBER 31, 1998
----------------------------------------------
    One Year                   12.26%
----------------------- ----------------------
    Five Years                 10.32%
----------------------- ----------------------
    Ten Years                  11.10%
----------------------- ----------------------

Performance data throughout this report represents past performance. The average annual total return figures assume the reinvestment of dividends. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

================================================================================
GATEWAY FUND
Portfolio of Investments - December 31, 1998
================================================================================

           Shares                                Common Stocks                                       Value
-----------------------------------------------------------------------------------------------------------

                              CONSUMER DURABLES  2.59%
        123,800               Ford Motor Company                                            $    7,253,912
         66,800               General Motors Corporation                                         4,786,641
                                                                                            --------------
                                                                                                12,040,553
                                                                                            --------------
                              CONSUMER STAPLES  9.73%
         26,900               Avon Products, Inc.                                                1,189,486
         45,900               Campbell Soup Company                                              2,520,199
         30,200               Colgate-Palmolive Company                                          2,802,938
         37,000               Heinz (H. J.) Company                                              2,089,346
        150,500               PepsiCo, Inc.                                                      6,161,094
         31,900               Ralston Purina Company                                             1,031,767
        251,900               The Coca-Cola Company                                             16,845,813
        137,000               The Procter & Gamble Company                                      12,509,813
                                                                                            --------------
                                                                                                45,150,456
                                                                                            --------------
                              ENERGY  8.60%
         97,500               Amoco Corporation                                                  5,850,000
         32,800               Atlantic Richfield Co.                                             2,139,177
         32,500               Baker Hughes Incorporated                                            574,844
        249,200               Exxon Corporation                                                 18,222,750
         28,800               Halliburton Company                                                  853,200
         79,900               Mobil Corporation                                                  6,961,288
         38,000               Occidental Petroleum Corporation                                     641,250
         55,600               Schlumberger Limited                                               2,564,550
         21,700               The Coastal Corporation                                              758,144
         43,400               Williams Companies, Inc.                                           1,350,825
                                                                                            --------------
                                                                                                39,916,028
                                                                                            --------------

                              FINANCE  11.54%
         46,600               American Express Company                                           4,763,396
         25,900               American General Corporation                                       2,021,011
        107,250               American International Group, Inc.                                10,363,031
        119,630               Bank One Corporation                                               6,112,351
        177,543               BankAmerica Corporation                                           10,680,330
         21,700               CIGNA Corporation                                                  1,678,360
        233,550               Citigroup Inc.                                                    11,560,725
         35,600               Merrill Lynch & Co., Inc.                                          2,375,189
         23,900               The Hartford Financial Services Group, Inc.                        1,310,767
         75,900               US Bancorp                                                         2,694,450
                                                                                            --------------
                                                                                                53,559,610
                                                                                            --------------

                 See accompanying notes to financial statements
9

================================================================================
GATEWAY FUND
Portfolio of Investments - December 31, 1998
================================================================================

           Shares                                Common Stocks                                       Value
-----------------------------------------------------------------------------------------------------------

                              HEALTH  10.72%
         29,200               Baxter International Inc.                                     $    1,876,100
        101,600               Bristol-Myers Squibb Company                                      13,589,000
         65,950               Columbia/HCA Healthcare Corporation                                1,624,019
        137,400               Johnson & Johnson                                                 11,520,138
          8,000               Mallinckrodt Inc.                                                    246,750
        121,700               Merck & Co., Inc.                                                 17,946,953
         51,900               Pharmacia & Upjohn, Inc.                                           2,938,838
                                                                                            --------------
                                                                                                49,741,798
                                                                                            --------------
                              INDUSTRIAL CYCLICALS  9.12%
         21,547               Allegheny Teledyne Incorporated                                      439,695
         19,100               Aluminum Company of America                                        1,424,144
         13,600               Bethlehem Steel Corporation *                                        113,476
          6,200               Boise Cascade Corporation                                            191,813
         10,600               Brunswick Corporation                                                262,350
         10,500               Champion International Corporation                                   425,250
        115,600               DuPont (E. I.) de Nemours and Company                              6,137,643
         33,000               Eastman Kodak Company                                              2,377,033
          9,000               Fluor Corporation                                                    383,063
         12,900               General Dynamics Corporation                                         755,456
        106,200               Hewlett-Packard Company                                            7,254,788
         23,100               Homestake Mining Company                                             212,231
         11,800               International Flavors & Fragrances Inc.                              519,200
         31,400               International Paper Company                                        1,407,113
         41,300               Minnesota Mining and Manufacturing                                 2,937,463
         61,400               Monsanto Company                                                   2,916,500
          4,900               Polaroid Corporation                                                  91,569
         20,400               Rockwell International Corporation                                   988,764
          9,500               The Black & Decker Corporation                                       532,594
        103,252               The Boeing Company                                                 3,368,597
         22,900               The Dow Chemical Company                                           2,081,038
         23,300               United Technologies Corporation                                    2,531,692
         20,300               Weyerhaeuser Company                                               1,031,494
         33,600               Xerox Corporation                                                  3,964,800
                                                                                            --------------
                                                                                                42,347,766
                                                                                            --------------

                 See accompanying notes to financial statements

================================================================================
GATEWAY FUND
Portfolio of Investments - December 31, 1998
================================================================================

           Shares                                Common Stocks                                       Value
-----------------------------------------------------------------------------------------------------------

                              RETAIL  5.20%
         50,300               Kmart Corporation *                                              $   768,649
         40,100               Sears, Roebuck and Co.                                             1,705,505
         11,100               Tandy Corporation                                                    456,835
         24,900               The Limited, Inc.                                                    723,656
         23,600               The May Department Stores Company                                  1,424,850
         27,900               Toys "R" Us, Inc. *                                                  470,813
        228,400               Wal-Mart Stores, Inc.                                             18,600,325
                                                                                            --------------
                                                                                                24,150,633
                                                                                            --------------
                              SERVICES  4.14%
         48,300               Burlington Northern Santa Fe Corporation                           1,630,125
         73,200               CBS, Inc.                                                          2,397,300
         15,500               Delta Air Lines, Inc.                                                806,000
         15,100               FDX Corp. Holding Co. *                                            1,343,900
         11,100               Harrah's Entertainment, Inc. *                                       174,131
         70,000               McDonald's Corporation                                             5,363,750
         38,700               Norfolk Southern Corporation                                       1,226,306
        209,300               The Walt Disney Company                                            6,272,470
                                                                                            --------------
                                                                                                19,213,982
                                                                                            --------------
                              TECHNOLOGY  30.10%
         22,300               AMP Incorporated                                                   1,158,904
          8,000               Ceridian Corporation *                                               558,000
        158,825               Cisco Systems, Inc. *                                             14,745,917
         16,100               Computer Sciences Corporation                                      1,036,438
        332,500               General Electric Company                                          33,842,282
          8,800               Harris Corporation                                                   322,025
         12,900               Honeywell Inc.                                                       970,725
        171,700               Intel Corporation                                                 20,351,824
         95,300               International Business Machines Corporation                       17,597,745
        251,800               Microsoft Corporation *                                           34,882,176
         18,000               National Semiconductor Corporation *                                 242,438
         66,600               Northern Telecom Limited                                           3,334,163
         99,425               Oracle Corporation *                                               4,290,815
         34,600               Raytheon Company                                                   1,839,208
          5,350               Tektronix, Inc.                                                      160,667
         39,900               Texas Instruments Incorporated                                     3,413,944
         27,600               Unisys Corporation *                                                 950,475
                                                                                            --------------
                                                                                               139,697,746
                                                                                            --------------


                 See accompanying notes to financial statements

================================================================================
GATEWAY FUND
Portfolio of Investments - December 31, 1998
================================================================================

           Shares                                Common Stocks                                       Value
-----------------------------------------------------------------------------------------------------------

                              UTILITIES  7.33%
         19,500               American Electric Power Company, Inc.                           $    917,719
        112,600               Ameritech Corporation                                              7,111,399
        184,600               AT&T Corp.                                                        13,896,928
        158,736               Bell Atlantic Corporation                                          8,408,055
         25,200               Entergy Corporation                                                  784,350
         71,300               Southern Company                                                   2,074,387
         22,200               Unicom Corporation                                                   854,007
                                                                                            --------------
                                                                                                34,046,845
                                                                                            --------------

                              TOTAL COMMON STOCKS 99.07%                                       459,865,417
                              (cost $334,404,636)                                          --------------



                 See accompanying notes to financial statements

================================================================================
GATEWAY FUND
Portfolio of Investments - December 31, 1998
================================================================================

       Contracts                                                                                  Value
-----------------------------------------------------------------------------------------------------------
                              PUT OPTIONS 0.93%
         1,200                on S&P 100 Stock Index expiring February 19, 1999 at 500             $  330,000
         1,589                on S&P 100 Stock Index expiring March 19, 1999 at 530                 1,390,375
           363                on S&P 100 Stock Index expiring April 16, 1999 at 550                   571,725
           920                on S&P 500 Stock Index expiring February 19, 1999 at 1050               644,000
           975                on S&P 500 Stock Index expiring March 19, 1999 at 1050                1,365,000
                              (cost $8,186,114)                                                  ------------
                                                                                                    4,301,100
                                                                                                 ------------

                              REPURCHASE AGREEMENT 7.45%
                              3.5% repurchase agreement dated December 31, 1998
                              with Star Bank, N.A., due January 4, 1999
                              (repurchase proceeds $34,606,453) fully collateralized
                              by U. S. Government Agencies                                         34,593,000
                                                                                                 ------------

                              TOTAL INVESTMENTS AND REPURCHASE AGREEMENT 107.45%                  498,759,517
                                                                                                 ------------

                              CALL OPTIONS  OUTSTANDING ON THE S&P 100 STOCK INDEX **
        (1,300)               expiring January 15, 1999 at 550                                     (7,458,750)
          (920)               expiring January 15, 1999 at 560                                     (4,404,500)
          (878)               expiring January 15, 1999 at 570                                     (3,380,300)
        (1,234)               expiring January 15, 1999 at 580                                     (3,640,300)
          (901)               expiring February 19, 1999 at 560                                    (5,113,175)
          (919)               expiring February 19, 1999 at 570                                    (4,457,150)
        (1,462)               expiring February 19, 1999 at 580                                    (5,848,000)
                                                                                                 ------------
                              TOTAL CALL OPTIONS OUTSTANDING (7.39%)                              (34,302,175)
                              (premiums received $21,182,640)                                    ------------


                              OTHER ASSETS AND LIABILITIES, NET (0.06%)                              (257,090)
                                                                                                 ------------
                              NET ASSETS 100%                                                    $464,200,252
                                                                                                 ============

                              *   Denotes a non-income producing security.
                              **  The aggregate value of investments that
                                  covers outstanding call options is
                                  $459,865,417.



                 See accompanying notes to financial statements

================================================================================
GATEWAY FUND
Statement of Assets and Liabilities - December 31, 1998
================================================================================


ASSETS:
Common stocks, at value (original cost $334,404,636)                $459,865,417
Put options, at value (original cost $8,186,114)                       4,301,100
Repurchase agreement                                                  34,593,000
Receivable for fund shares sold                                          402,863
Dividend and interest receivable                                         526,165
Cash                                                                         684
Other assets                                                              26,050
                                                                   -------------
                                                                     499,715,279
                                                                   -------------

LIABILITIES:
Call options outstanding, at value
   (premiums received $21,182,640)                                    34,302,175
Payable for securities purchased                                         544,522
Payable for fund shares redeemed                                         523,025
Dividends payable to fund shareholders                                    81,824
Other accrued expenses and liabilities                                    63,481
                                                                   -------------
                                                                      35,515,027
                                                                   -------------

NET ASSETS                                                          $464,200,252
                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital applicable to 22,085,667 shares outstanding
   (unlimited number of shares authorized, no par value)             381,975,428
Undistributed net investment income                                       31,185
Accumulated realized loss, net                                       (26,262,593)
Unrealized appreciation, net                                         108,456,232
                                                                   -------------
                                                                    $464,200,252
                                                                    ============

NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER SHARE                                                        $21.02




                 See accompanying notes to financial statements

================================================================================
GATEWAY FUND
Statement of Operations - For the Year Ended December 31, 1998
================================================================================

INVESTMENT INCOME:
Dividend income                                                    $  5,114,025
Interest income                                                         915,914
                                                                   ------------
                                                                      6,029,939
                                                                   ------------

EXPENSES:
Investment advisory and management fees                               2,382,457
Transfer agent and accounting fees                                      779,088
Reports to shareholders                                                 106,406
Professional fees                                                        91,085
Registration fees                                                        70,000
Custodian fees                                                           42,315
Trustees' fees                                                           29,409
Insurance expense                                                        21,029
Other expenses                                                           95,340
                                                                   ------------
                                                                      3,617,129
                                                                   ------------

NET INVESTMENT INCOME                                                 2,412,810
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on investments:
   Securities                                                        14,794,386
   Call options expired and closed                                  (34,664,170)
   Put options expired and closed                                    (7,781,462)
                                                                   ------------
Net realized loss on investments                                    (27,651,246)
                                                                   ------------

Increase (decrease) in unrealized appreciation of investments:
   Securities                                                        82,159,694
   Call options                                                     (12,877,555)
   Put options                                                       (2,676,311)
                                                                   ------------
Net increase in unrealized appreciation of investments               66,605,828
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                      38,954,582
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 41,367,392
                                                                   ============

                 See accompanying notes to financial statements

================================================================================
GATEWAY FUND
Statements of Changes in Net Assets
================================================================================

                                                                                Year Ended December 31,
                                                                             1998                    1997
                                                                         -------------         -------------
FROM OPERATIONS:
Net investment income                                                    $   2,412,810         $   1,998,702
Net realized gain (loss) on investments                                    (27,651,246)           49,028,920
Change in unrealized appreciation (depreciation) of investments             66,605,828           (25,233,764)
                                                                         -------------         -------------
         Net increase in net assets resulting from operations               41,367,392            25,793,858
                                                                         -------------         -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                  (2,382,755)           (2,061,865)
From net realized gain on investments                                         (277,798)          (20,835,710)
                                                                         -------------         -------------
         Decrease in net assets from dividends and distributions            (2,660,553)          (22,897,575)
                                                                         -------------         -------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                                  302,072,143           146,834,992
Net asset value of shares issued in reinvestment
         of dividends and distributions                                      2,501,190            21,418,015
Payments for shares redeemed                                              (134,538,098)         (110,053,937)
                                                                         -------------         -------------
         Net increase in net assets from fund shares transactions          170,035,235            58,199,070
                                                                         -------------         -------------

NET INCREASE IN NET ASSETS                                                 208,742,074            61,095,353

NET ASSETS:
Beginning of year                                                          255,458,178           194,362,825
                                                                         -------------         -------------
End of year, including undistributed net investment
         income of $31,185 and $1,130, respectively                      $ 464,200,252         $ 255,458,178
                                                                         =============         =============
FUND SHARE TRANSACTIONS:
Shares sold                                                                 15,943,506             7,585,872
Less shares redeemed                                                        (7,498,906)           (5,688,892)
Shares issued in reinvestment of dividends and distributions                    88,960             1,135,132
                                                                         -------------         -------------

NET INCREASE IN SHARES OUTSTANDING                                           8,533,560             3,032,112
                                                                         =============         =============



                 See accompanying notes to financial statements

================================================================================
GATEWAY FUND
Financial Highlights - Per share data for a share outstanding throughout each year
================================================================================

                                                                              Year Ended December 31,
                                                            1998           1997         1996        1995(1)        1994
                                                            ----           ----         ----        -------        ----
Net asset value, beginning of year                         $18.85         $18.48       $16.91        $15.48        $15.85
                                                           ------         ------       ------        ------        ------

Net investment income                                        0.12           0.18         0.21          0.24          0.26
Net gains on securities                                      2.18           2.09         1.56          1.46          0.61
                                                           ------         ------       ------        ------        ------

   Total from investment operations                          2.30           2.27         1.77          1.70          0.87
                                                           ------         ------       ------        ------        ------

Dividends from net investment income                        (0.12)         (0.18)       (0.20)        (0.24)        (0.27)
Distributions from capital gains                            (0.01)         (1.72)          --            --         (0.86)
Distributions in excess of realized capital gains              --             --           --         (0.03)        (0.11)
                                                           ------         ------       ------        ------        ------

   Total distributions                                      (0.13)         (1.90)       (0.20)        (0.27)        (1.24)
                                                           ------         ------       ------        ------        ------

Net asset value, end of year                               $21.02         $18.85       $18.48        $16.91        $15.48
                                                           ======         ======       ======        ======        ======

TOTAL RETURN                                                12.26%         12.35%       10.53%        11.04%         5.57%

Net assets, end of year (thousands)                      $464,200       $255,458     $194,363      $176,220      $164,651

Ratio of expenses to average net assets                      0.99%          1.07%        1.14%         1.19%         1.21%

Ratio of net investment income to
   average net assets                                        0.66%          0.90%        1.18%         1.51%         1.54%

Portfolio turnover rate                                        12%            82%          17%            5%            4%


(1) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser to the Fund.


                 See accompanying notes to financial statements

================================================================================
NOTES TO FINANCIAL STATEMENTS
December 31, 1998
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The Gateway Trust (the Trust) is a family of three diversified mutual funds. The financial statements of the Gateway Fund, formerly known as the Gateway Index Plus Fund, (the Fund) are included in this report. The investment objective of the Fund is to achieve a high total return at a reduced level of risk. The Fund attempts to achieve its investment objective primarily by investing in the 100 stocks in the S&P 100 Stock Index and by selling call options on an Index. The financial statements of Gateway Small Cap Index Fund and Cincinnati Fund are included in separate reports. The Trust is registered under the Investment Company Act of 1940.

The following is a summary of the Fund's significant accounting policies.

INVESTMENTS VALUATION -- The Fund normally values common stocks and option contracts (both purchased and written) at the average of the closing bid and asked quotations. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the board of trustees.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Capital gains and losses are calculated on an identified cost basis. Expenses that cannot be directly associated with a specific Trust fund are allocated under policies approved by the board of trustees.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are recorded on the ex-dividend date and are declared and paid quarterly. Net realized capital gains, if any, are distributed to shareholders annually.

FEDERAL INCOME TAXES -- The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to the shareholders. Based on this policy, the Fund makes no provision for income taxes. The cost of common stock for tax purposes is $334,405,428 at December 31, 1998; gross unrealized appreciation is $130,544,138 and depreciation is $5,084,149. The Fund has a net capital loss carryforward of $43,225,339 that expires on December 31, 2006.

Tax regulations require the Fund to assume that open option contracts are closed each year-end and include the resulting calculated capital gain or loss in the determination of federal taxable income.

REPURCHASE AGREEMENTS -- The Fund requires the custodian to hold sufficient collateral to secure repurchase agreements. To reduce the chance of loss in its repurchase transactions, the Fund enters into repurchase agreements only with banks that have more than $1 billion in assets and are creditworthy in the judgment of Gateway Investment Advisers, L.P. (the Adviser).

ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS WITH AFFILIATES
The Fund pays the Adviser an investment advisory and management fee computed at an annual rate of 0.90% of the first $50 million of the average daily net assets of the Fund, 0.70% of the next $50 million, and 0.60% of all such assets over $100 million.

================================================================================
NOTES TO FINANCIAL STATEMENTS
December 31, 1998
================================================================================

If total expenses for any fiscal year (excluding taxes, interest, brokerage commissions, and expenses of an extraordinary nature) exceed 1.50% of the average daily net assets, the Adviser has agreed to reduce its fee as necessary to limit the Fund's expenses to that level.

The Adviser provides shareholder, transfer, dividend disbursing, accounting, and administrative services to the Fund. The Fund compensates the Adviser for these services at a fixed rate of $4,000 per month, plus the greater of $2,500 per month or an annual rate of 0.20% of the Fund's average net assets.

On December 9, 1998, a meeting of the shareholders of The Gateway Trust was held. One purpose of the meeting was to approve new distribution and advisory arrangements which include: (a) approval of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, and (b) approval of a new Management Agreement with Gateway Investment Advisers, L.P. The new arrangements, effective January 1, 1999, restructure the Adviser's fee such that all of the services the Adviser provides to the Fund are included in a single asset-based fee calculated at 0.925% of the average daily net assets minus the Fund's expenses under the Distribution Plan. Shareholders approved both the proposed Distribution Plan and Management Agreement.

Each trustee of the Trust who is not affiliated with the Adviser receives an annual retainer of $3,000, a $500 base fee plus $100 per fund for each meeting attended, and $200 per fund ($1,000 per fund for the committee chairman) for each committee meeting attended. The annual retainer and base fee are allocated among the funds based on the number of shareholders in each fund.

3. SECURITIES TRANSACTIONS
For the year ended December 31, 1998, purchases of investment securities (excluding short-term investments) totaled $156,358,832 and proceeds from sales totaled $42,113,601.

The Fund may write (sell) call options on stock indexes in exchange for cash (that is, "the option premium") to enhance earnings on the portfolio securities. However, using these contracts limits the opportunity to participate in appreciation of the underlying portfolio beyond certain upper limits set by the contracts. The Fund may also buy put options on stock indexes. The purchase of put options involves the risk of loss of all or part of the cash paid for the put options. The liability recorded upon receipt of written option premiums increases to offset rises and decreases to offset declines in the market value of the hedged portfolio. Similarly, the value of purchased put options increases to offset declines and decreases to offset rises in portfolio value. For the year ended December 31, 1998, transactions in written options were as follows:

                                      Number of Contracts       Premiums
                                      -------------------       --------
   Outstanding at December 31, 1997         5,410            $ 13,140,520
   Options written                         91,433             179,914,444
   Options exercised                      (89,229)           (171,872,324)
                                         --------            ------------
   Outstanding at December 31, 1998         7,614            $ 21,182,640
                                         ========            ============

4. BANK LOANS
The Trust has an uncommitted $20,000,000 bank line of credit to be used as a temporary liquidity source for meeting redemption requests. Borrowings under this arrangement, expiring October 31, 1999, bear interest at the bank's prime rate minus 0.5%. There are no fees associated with maintaining this facility. For the year ended December 31, 1998, there were no borrowings on this line of credit.

================================================================================
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

================================================================================

To the Shareholders and Board of Trustees of the Gateway Fund of The Gateway
Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gateway Fund, formerly the Gateway Index Plus Fund, (one of the funds constituting The Gateway Trust) as of December 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gateway Fund of The Gateway Trust as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.



Cincinnati, Ohio                                   Arthur Andersen LLP
January 19, 1999

================================================================================
GATEWAY FUND
Results of Special Meeting of Shareholders on December 9, 1998
================================================================================

A special meeting of the shareholders of The Gateway Trust was held on December 9, 1998. Several matters were submitted for shareholder vote.

The first matter voted upon was the election of the members of the board of trustees. All sitting members of the board of trustees were nominated for election; Messrs. Schwab and Rogers were also nominated. All persons nominated were elected, and the results of the voting, presented for The Gateway Trust as a whole, were as follows:

--------------------- ---------------------------- ----------------------------
                            AUTHORITY GIVEN             AUTHORITY WITHHELD
--------------------- ---------------------------- ----------------------------
 Walter G. Sall                12,565,183                   183,721
--------------------- ---------------------------- ----------------------------
 J. Patrick Rogers             12,584,662                   164,242
--------------------- ---------------------------- ----------------------------
 James M. Anderson             12,588,485                   160,419
--------------------- ---------------------------- ----------------------------
 Stefen F. Brueckner           12,588,485                   159,930
--------------------- ---------------------------- ----------------------------
 Kenneth A. Drucker            12,588,974                   159,707
--------------------- ---------------------------- ----------------------------
 Beverly J. Fertig             12,589,197                   159,678
--------------------- ---------------------------- ----------------------------
 R. S. (Dick) Harrison         12,590,751                   158,153
--------------------- ---------------------------- ----------------------------
 William H. Schneebeck         12,590,585                   158,319
--------------------- ---------------------------- ----------------------------
 James E. Schwab               12,590,870                   158,034
--------------------- ---------------------------- ----------------------------

The next matter voted upon was the ratification of the selection of Arthur Andersen LLP as independent accountants for the Trust for the fiscal year ending December 31, 1998. The shareholders ratified the selection and the results of the voting were as follows:

------------------------------ ---------------- ----------------- -------------
       FUND                        FOR             AGAINST            ABSTAIN
------------------------------ ---------------- ----------------- -------------
 Gateway Fund                    10,600,663           116,676         196,740
------------------------------ ---------------- ----------------- -------------
 Gateway Small Cap Index Fund       972,565            15,057           9,384
------------------------------ ---------------- ----------------- -------------
 Cincinnati Fund(R)                 815,759            13,299           8,757
------------------------------ ---------------- ----------------- -------------

The next matter voted upon was an amendment to the Trust's Declaration of Trust, which would have required the shareholders of all funds to vote in the aggregate except as otherwise required by law. The results of the voting, in which the matter was NOT PASSED, were as follows:

================================================================================
GATEWAY FUND
Results of Special Meeting of Shareholders on December 9, 1998
================================================================================

------------------------------ ---------------- ----------------- ---------------- -----------------
                                                                                         BROKER
          FUND                        FOR             AGAINST           ABSTAIN         NON-VOTE
------------------------------ ---------------- ----------------- ---------------- -----------------
 Gateway Fund                       9,897,747         361,136            247,692         407,505
------------------------------ ---------------- ----------------- ---------------- -----------------
 Gateway Small Cap Index Fund         867,535          22,490            20,935           86,047
------------------------------ ---------------- ----------------- ---------------- -----------------
 Cincinnati Fund(R)                   776,828          22,686            12,099           26,204
------------------------------ ---------------- ----------------- ---------------- -----------------

The next matter voted upon was an amendment of the Trust's Declaration of Trust that would have permitted the Trustees to make future amendments to the Declaration of Trust without shareholder authorization provided the amendment did not adversely affect the rights of any shareholder. The results of the voting, in which the matter was not passed, were as follows:


------------------------------ ---------------- ----------------- ---------------- -----------------
                                                                                         BROKER
             FUND                        FOR             AGAINST      ABSTAIN           NON-VOTE
------------------------------ ---------------- ----------------- ---------------- -----------------
 Gateway Fund                      9,070,589          917,439           518,547          407,505
------------------------------ ---------------- ----------------- ---------------- -----------------
 Gateway Small Cap Index Fund        848,365           43,213            19,382           86,047
------------------------------ ---------------- ----------------- ---------------- -----------------
 Cincinnati Fund(R)                  735,998           60,606            15,010           26,203

------------------------------ ---------------- ----------------- ---------------- -----------------

The next matter voted upon was the approval of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 for the Gateway Fund only, which if approved, would take effect on January 1, 1999. The Distribution Plan was approved, and the results of the voting were as follows:

-------------- ----------------- ---------------- ----------------- ----------------
    FUND              FOR           AGAINST           ABSTAIN           BROKER
                                                                        NON-VOTE
-------------- ----------------- ---------------- ----------------- ----------------
 Gateway Fund      9,193,127         753,545           338,357            407,505
-------------- ----------------- ---------------- ----------------- ----------------

The next matter voted upon was the approval of a new Management Agreement between the Gateway Fund and Gateway Investment Advisers, L.P. which would take effect on January 1, 1999. The Management Agreement was approved, and the results of the voting were as follows:

-------------- ----------------- ---------------- ----------------- ----------------
    FUND             FOR            AGAINST           ABSTAIN           BROKER
                                                                        NON-VOTE
-------------- ----------------- ---------------- ----------------- ----------------
 Gateway Fund       9,517,052         519,603          469,921         407,504
-------------- ----------------- ---------------- ----------------- ----------------

================================================================================
THE GATEWAY TRUST

================================================================================


                               Investment Adviser:
                        Gateway Investment Advisers, L.P.

                             Shareholder Servicing:
                        Gateway Investment Advisers, L.P.

                                    Auditors:
                               Arthur Andersen LLP
                                 Cincinnati, OH

                                   Custodian:
                               Firstar Corporation
                                 Cincinnati, OH

                                    Trustees:
                                James M. Anderson
                               Stefen F. Brueckner
                               Kenneth A. Drucker
                                Beverly J. Fertig
                                 R. S. Harrison
                                J. Patrick Rogers
                                 Walter G. Sall
                              William H. Schneebeck
                                 James E. Schwab

                                 CINCINNATI FUND







                                  ANNUAL REPORT
                                      1998








                                 CINCINNATI FUND
                  P.O. BOX 5211 - CINCINNATI, OHIO 45201-5211
                                 (800) 354-5525

                               CINCINNATI FUND(R)
------------------------Highlights at December 31, 1998-------------------------


                                               AVERAGE ANNUAL TOTAL RETURN
                                    ----------------------------------------------------------
                             Past        One        Three      Five       Ten   Since Inception    Price
                            Quarter      Year       Years      Years      Years     on 11/7/94    Per Share
                            -------      ----       -----      -----      -----     ----------    ---------

CINCINNATI FUND(R)           19.91%     11.89%      20.08%       N/A       N/A          22.52%     $20.84


S&P 500                      21.30      28.58       28.23      24.06     19.21

Russell 2000                 16.31      (2.55)      11.58      11.86     12.92

Lehman Gov't./
    Corp. Bond                0.13       9.47        7.33       7.30      9.33

U. S. Inflation (CPI)         0.60       2.03        2.42       2.50      3.19


                                                  CUMULATIVE TOTAL RETURN
                                    ---------------------------------------------------
                             Past      One    Three     Five       Ten   Since Inception
                            Quarter    Year   Years    Years      Years    on 11/7/94
                            -------    ----   -----    -----      -----    ----------

   CINCINNATI FUND(R)        19.91%   11.89%   73.15%   N/A        N/A       132.18%


   S&P 500                   21.30    28.58   110.84    193.89  479.57

   Russell 2000              16.31    (2.55)   38.92     75.20  236.99

   Lehman Gov't./
       Corp. Bond             0.13     9.47    23.63     42.23  144.10

   U. S. Inflation (CPI)      0.60     2.03     7.44     13.12   36.87


Performance data throughout this report represents past performance. The average annual total return figures assume the reinvestment of dividends. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

                                                               CINCINNATI FUND 1

                               CINCINNATI FUND(R)
---------------------------Letter from the Chairman----------------------------





Dear Shareholder:

         We are pleased to report another year of worthwhile progress in an increasingly chaotic environment. Your Fund displayed some of the conservative traits that characterize the Cincinnati business community. On the accompanying pages, portfolio manager Patrick Rogers describes the Fund's results in 1998. We are proud to be a part of the Cincinnati business community and to be able to deliver its financial benefits directly to you.

         In addition to its investment returns, the Fund reached new highs in both total number of shareholders and in total assets. The increase in total assets is especially important, as it allowed the Fund to post its lowest expense ratio since it was founded in 1994. A lower expense ratio means that more of the investment return earned by the portfolio manager can be delivered to each shareholder.

         Shareholders have expressed concern regarding the potential effect of Year 2000-related computer problems on their Gateway investments. We are pleased to announce that the majority of the systems used in conducting our business have been demonstrated to be Year-2000 compliant. A small number of problem areas have been identified, and we are taking appropriate action to head off any adverse effects well in advance of January 1, 2000. In addition, we are working closely with our third-party suppliers to our funds to obtain satisfactory assurances regarding their state of preparedness for the Year 2000. It is nevertheless important to point out that, like all other mutual funds and financial services operations worldwide, The Gateway Trust could be adversely affected by problems which may afflict the entire industry. At the present time, we do not believe that the operations or investments of our funds will suffer any material adverse effects on January 1, 2000, or thereafter.


2 CINCINNATI FUND

                               CINCINNATI FUND(R)
---------------------------Letter from the Chairman----------------------------


         In December, The Gateway Trust, of which the Cincinnati Fund is a proud constituent, held a special shareholder meeting. At the meeting shareholders re-elected seven incumbent trustees and elected two new trustees. On behalf of all the Fund's shareholders, I take great pleasure in welcoming James E. Schwab, president and chief executive officer of XTEK, Inc., a Cincinnati-based machinery company, and J. Patrick Rogers, president and chief investment officer of the Fund's adviser, Gateway Investment Adviser, L.P., as trustees of The Gateway Trust. Their expertise will add further depth to your board of trustees.

         As we move into 1999, the Cincinnati Fund's management team will continue to focus on fully representing our dynamic business community in the Fund's portfolio. As Cincinnati extends its worldwide reach, we look forward to further progress with a portfolio of fine companies.

                                            Cordially,
                                            /s/ Walter G. Sall
                                            Walter G. Sall
                                            Chairman


                                                               CINCINNATI FUND 3

                               CINCINNATI FUND(R)
-----------------Portfolio Manager's Report - December 31, 1998-----------------

         The year 1998 brought major changes to the investing climate for the Cincinnati Fund. This past year was, by far, the most volatile period for the market since the inception of the Fund. Small capitalization stocks were particularly hit hard in the summer and early fall months. In fact, the third quarter produced the worst return for the overall market since the crash of 1987. This was followed in the fourth quarter by one of the market's best performances ever! Talk about volatility!

      ------------------------ --------------- --------------- --------------- ---------------
                                 First Qtr.     Second Qtr.      Third Qtr.     Fourth Qtr.
      ------------------------ --------------- --------------- --------------- ---------------
      CINCINNATI FUND              10.27%           (1.77%)        (13.86%)         19.91%
      S&P 500                      13.95             3.30           (9.95)          21.30
      Russell 2000                 10.05            (4.67)         (20.14)          16.31
      ------------------------ --------------- --------------- --------------- ---------------

         For the year ended December 31, 1998, the Cincinnati Fund produced a total return of 11.89%, compared to 28.58% and -2.55% for the S&P 500 and Russell 2000, respectively. Clearly large capitalization stocks, particularly from the technology sector, dominated the favorable gains made in the market during the year.

--------------------------------------------------------------------
                         Top Ten Holdings
                      As of December 31, 1998
-------------------------------------------------- -----------------
                                                   As a Percentage
                     Stocks                         of Net Assets
-------------------------------------------------- -----------------
The Kroger Co.                                           6.88%
Cincinnati Bell Inc.                                     5.54
General Electric Company                                 5.02
The Procter & Gamble Company                             4.99
Fifth Third Bancorp                                      4.42
Cinergy Corp.                                            4.00
Comair Holdings, Inc.                                    3.84
Firstar Corporation                                      3.79
Federated Department Stores, Inc.                        3.57
Structural Dynamics Research Corporation                 3.40
-------------------------------------------------- -----------------



4 CINCINNATI FUND

                               CINCINNATI FUND(R)
-----------------Portfolio Manager's Report - December 31, 1998-----------------

         In addition to the roller coaster ride of the market this year, many of the Fund's stock holdings were affected individually by changes announced by the companies.

         - Star Bank, Cincinnati's second largest bank, announced their merger with Firstar and the relocation of the headquarters to Milwaukee. The change marks the end of a local institution that began as First National Bank during the Civil War.

         - Kroger acquired Oregon-based Fred Meyer, Inc. in a $13 billion deal. This secures our locally based grocer as the nation's largest in a rapidly consolidating industry.

         - Cincinnati lost its second largest retailer, Mercantile, when Dillard's made an all-cash offer to acquire the chain, which included McAlpin's.

         - Jacor, an aggressive buyer of broadcasting companies over the past few years, sold itself to Clear Channel Communication in Texas. Currently, the plan is to allow Jacor, owner of high-profile radio stations such as WLW, to be managed independently and remain in Cincinnati.

         - Milacron and Cincinnati Bell either sold or spun-off a significant portion of their operations during this past year.

         - Finally, Cincinnati's largest corporate citizen, Procter & Gamble, announced a new management and business strategy called Organization 2005. This major initiative is the first of Durk Jager, the new president and chief executive officer of Procter & Gamble. The goal of Organization 2005 is to move from four business units within a certain geographic region to seven business units that span the globe.

         Needless to say, 1998 was by far the most challenging year in the history of the Cincinnati Fund.


                                                               CINCINNATI FUND 5

                               CINCINNATI FUND(R)
-----------------Portfolio Manager's Report - December 31, 1998-----------------

                       [Chart with the following data]


Energy                      1.09%
Technology                  12.06%
Finance                     21.73%
Industrial Cyclicals        9.18%
Consumer Staples            7.96%
Services                    12.80%
Consumer Durables           7.09%
Retail                      11.26%
Health                      4.45%
Utilities                   11.89%

                          As a percentage of net assets

         As always, our objective with the Cincinnati Fund is to provide investors with an opportunity to invest in our local business climate. It is also important to achieve diversification across the many industry groups represented in the Tristate. As has been the case since the Fund started in November 1994, the Finance Sector continues to be the largest holding in the Cincinnati Fund.





6 CINCINNATI FUND

                               CINCINNATI FUND(R)
-----------------Portfolio Manager's Report - December 31, 1998-----------------


         It seems like every report we issue that lists the best performing stocks, Kroger, Comair, and Firstar (formerly Star Bank) are always included. This string of great performances from these three extremely well managed corporations continued in 1998.

---------------------------------------------------
               Top Five Performers
         January 1, 1998 to December 31, 1998
            (price appreciation only)
---------------------------------------------------
    Cintas Corporation                   81%
    The Kroger Company                   65
    Firstar Corporation                  63
    Comair Holdings, Inc.                41
    AK Steel                             36
---------------------------------- ----------------

         As the Cincinnati Fund continues to grow, both with total assets invested and the number of shareholders (approximately 3,500), I am pleased to report the expense ratio has dropped to 1.37%.

         We believe Cincinnati continues to offer unique investment opportunities and we are looking forward to 1999.


                                   /s/ J. Patrick Rogers
                                   J. Patrick Rogers, CFA
                                   Portfolio Manager


                                                               CINCINNATI FUND 7

                               CINCINNATI FUND(R)
-----------------Portfolio Manager's Report - December 31, 1998-----------------


                         GROWTH OF A $10,000 INVESTMENT

                   [Graph showing the following information]


  CINCINNATI FUND         S&P 500           RUSSELL 2000
  ---------------         -------           ------------
    $10,000.00          $10,000.00           $10,000.00
     $9,780.00           $9,635.80            $9,596.00
     $9,910.00           $9,778.70            $9,853.17
    $10,070.00          $10,032.26            $9,729.02
    $10,350.00          $10,423.22           $10,133.75
    $10,620.00          $10,730.81           $10,307.04
    $10,930.00          $11,046.83           $10,535.85
    $11,290.03          $11,488.37           $10,717.07
    $11,650.07          $11,755.25           $11,273.29
    $12,150.08          $12,145.05           $11,922.63
    $12,310.08          $12,175.53           $12,169.43
    $12,739.70          $12,689.34           $12,387.26
    $12,689.70          $12,644.04           $11,833.55
    $13,169.37          $13,199.11           $12,330.56
    $13,409.71          $13,453.33           $12,656.08
    $13,460.81          $13,911.28           $12,642.16
    $13,920.77          $14,040.24           $13,036.60
    $14,544.14          $14,175.45           $13,302.54
    $14,554.32          $14,384.39           $14,014.23
    $14,922.25          $14,755.36           $14,566.39
    $14,769.00          $14,811.58           $13,967.71
    $13,930.86          $14,157.21           $12,748.33
    $14,544.10          $14,455.78           $13,489.01
    $15,157.28          $15,269.35           $14,016.43
    $14,871.11          $15,690.48           $13,800.58
    $15,923.83          $16,876.53           $14,369.16
    $16,088.33          $16,542.20           $14,745.63
    $16,454.01          $17,575.76           $15,040.54
    $16,621.19          $17,713.55           $14,675.06
    $16,276.46          $16,985.70           $13,982.40
    $16,516.70          $17,999.75           $14,021.55
    $17,185.30          $19,095.57           $15,580.74
    $17,822.53          $19,951.06           $16,249.16
    $18,731.48          $21,538.56           $17,004.74
    $18,303.09          $20,331.97           $17,394.15
    $19,316.53          $21,445.55           $18,667.40
    $19,159.88          $20,728.41           $17,847.90
    $19,891.21          $21,687.93           $17,731.89
    $20,750.91          $22,060.31           $18,042.20
    $20,608.76          $22,304.30           $17,757.13
    $21,723.90          $23,912.89           $19,069.39
    $22,882.87          $25,137.47           $19,855.05
    $22,642.37          $25,390.35           $19,964.25
    $22,008.16          $24,953.89           $18,888.18
    $22,478.26          $25,967.52           $18,927.84
    $21,691.07          $25,690.96           $17,396.58
    $18,673.62          $21,976.56           $14,018.16
    $19,362.49          $23,384.38           $15,115.78
    $20,860.38          $25,286.47           $15,732.51
    $21,669.34          $26,819.08           $16,556.89
    $23,218.48          $28,364.40           $17,581.76



         November 7, 1994 (inception date) - December 31, 1998


                          ----------------------------
                                CINCINNATI FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 1998
                          ----------------------------
                           One Year            11.89%
                          ----------------------------
                           Life of Fund        22.52%
                          ----------------------------

Performance data throughout this report represents past performance. The average annual total return figures assume the reinvestment of dividends. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.


8 CINCINNATI FUND

                               CINCINNATI FUND(R)
------------------Portfolio of Investments - December 31, 1998------------------


        Shares                               Common Stocks                     Value
        ------                               -------------                     -----

                         CONSUMER DURABLES 7.09%
         12,100          Cintas Corporation                                  $  851,916
          9,500          Ford Motor Company                                     556,641
          6,600          General Motors Corporation                             472,932
                                                                             ----------
                                                                              1,881,489
                                                                             ----------

                         CONSUMER STAPLES  7.96%
         26,000          Chiquita Brands International                          246,189
          7,300          Heinz (H. J.) Company                                  412,222
          4,600          Sara Lee Corporation                                   129,663
         14,500          The Procter & Gamble Company                         1,324,031
                                                                             ----------
                                                                              2,112,105
                                                                             ----------

                         ENERGY 1.09%
          6,000          Ashland Inc.                                           290,438
                                                                             ----------

                         FINANCE 21.73%
          2,500          American Annuity Group, Inc.                            57,188
          8,800          American Financial Group, Inc.                         385,550
          2,376          Bank One Corporation                                   121,399
         15,429          Cincinnati Financial Corporation                       565,570
         19,000          Duke Realty Investments, Inc.                          441,157
         16,448          Fifth Third Bancorp                                  1,173,463
          1,863          First Financial Bancorp                                 53,748
         10,800          Firstar Corporation                                  1,007,100
          2,327          Huntington Bancshares Incorporated                      70,174
         24,804          KeyCorp                                                792,178
          4,500          Ohio Casualty Corporation                              185,344
          1,800          PNC Bank Corp.                                          97,425
         17,925          Provident Financial Group, Inc.                        673,308
          6,000          The Midland Company                                    144,563
                                                                             ----------
                                                                              5,768,167
                                                                             ----------

                         HEALTH 4.44%
          5,500          Duramed Pharmaceuticals, Inc. *                         20,281
          8,600          Johnson & Johnson                                      721,057
         34,522          Meridian Diagnostics, Inc.                             230,866
          6,000          Omnicare, Inc.                                         207,938
                                                                             ----------
                                                                              1,180,142
                                                                             ----------


                 See accompanying notes to financial statements

                                                               CINCINNATI FUND 9

                               CINCINNATI FUND(R)
------------------Portfolio of Investments - December 31, 1998------------------


         Shares          Common Stocks                                            Value
         ------          -------------                                            -----

                         INDUSTRIAL CYCLICALS 9.18%
         34,000          AK Steel                                            $  799,000
         14,700          Chemed Corporation                                     492,450
         21,000          LSI Industries Inc.                                    471,188
         27,500          Milacron Inc                                           528,517
          4,300          Multi-Color Corporation *                               29,160
         23,500          NS Group, Inc. *                                       104,281
          1,500          Zaring National Corp. *                                 12,938
                                                                             ----------
                                                                              2,437,534
                                                                             ----------

                         RETAIL 11.26%
         21,800          Federated Department Stores, Inc. *                    948,300
          4,000          Nine West Group Inc. *                                  61,750
         30,200          The Kroger Co. *                                     1,826,150
          3,400          Winn-Dixie Stores, Inc.                                152,363
                                                                             ----------
                                                                              2,988,563
                                                                             ----------

                         SERVICES 12.80%
         30,288          Comair Holdings, Inc.                                1,019,365
         10,600          Delta Air Lines, Inc.                                  551,200
          9,390          Frisch's Restaurants, Inc.                             100,650
          2,400          Gannett Co., Inc.                                      154,650
         12,800          Gibson Greetings, Inc. *                               150,400
          4,000          Harte-Hanks, Inc.                                      114,000
          6,500          Jacor Communications, Inc. *                           420,469
         17,300          The E.W. Scripps Company                               860,675
          3,000          The Loewen Group Inc.                                   25,125
                                                                             ----------
                                                                              3,396,534
                                                                             ----------

                         TECHNOLOGY 12.06%
         13,100          General Electric Company                             1,333,335
          4,000          Interlott Technologies, Inc. *                          26,500
          5,000          LanVision Systems, Inc. *                                7,188
         20,000          Medplus, Inc. *                                         41,876
         39,425          Pomeroy Computer Resources, Inc. *                     888,297
         45,600          Structural Dynamics Research Corporation *             903,450
                                                                             ----------
                                                                              3,200,646
                                                                             ----------


                 See accompanying notes to financial statements


10 CINCINNATI FUND

                               CINCINNATI FUND(R)
------------------Portfolio of Investments - December 31, 1998------------------

         Shares          Common Stocks                                            Value
         ------          -------------                                            -----

                         UTILITIES 11.89%
          8,300          AT&T Corp.                                          $  624,835
         39,000          Cincinnati Bell Inc.                                 1,469,813
         30,900          Cinergy Corp.                                        1,062,188
                                                                             ----------
                                                                              3,156,836
                                                                             ----------

                         TOTAL COMMON STOCKS  99.50%                         26,412,454
                         (cost $19,336,879)

                         REPURCHASE AGREEMENT  1.60%
                         3.5% repurchase agreement dated December 31,
                         1998 with Star Bank, N.A., due January 4,
                         1999 (repurchase proceeds $424,165) fully
                         collateralized by U. S. Government Agencies            424,000

                         TOTAL INVESTMENTS AND REPURCHASE AGREEMENT 101.10%  26,836,454

                         OTHER ASSETS AND LIABILITIES, NET (1.10%)             (292,204)
                                                                             ----------

                         NET ASSETS 100.00%                                 $26,544,250
                                                                            ===========

                         * Denotes a non-income producing security.


                 See accompanying notes to financial statements




11 CINCINNATI FUND

                               CINCINNATI FUND(R)
------------Statement of Assets and Liabilities - December 31, 1998-------------


ASSETS:
Common stocks, at value (original cost $19,336,879)                 $26,412,454
Repurchase agreement                                                    424,000
Dividend and interest receivable                                         21,986
Receivable for fund shares sold                                           4,023
Cash                                                                        861
Other assets                                                              2,950
                                                                    -----------
                                                                     26,866,274
                                                                    -----------

LIABILITIES:
Payable for securities purchased                                        210,725
Dividends payable to fund shareholders                                   90,254
Payable for fund shares redeemed                                          6,542
Other accrued expenses and liabilities                                   14,503
                                                                    -----------
                                                                        322,024
                                                                    -----------

NET ASSETS                                                          $26,544,250
                                                                    ===========

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,273,652 shares outstanding
   (unlimited number of shares authorized, no par value)            $19,462,600
Accumulated realized gain, net                                            6,075
Unrealized appreciation, net                                          7,075,575
                                                                    -----------
                                                                    $26,544,250
                                                                    ===========


NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER SHARE                                                       $20.84
                                                                         ======


                 See accompanying notes to financial statements





12 CINCINNATI FUND

                               CINCINNATI FUND(R)
-----------------------------Statement of Operations----------------------------
                      For the Year Ended December 31, 1998


INVESTMENT INCOME:
Dividend income                                                       $  353,063
Interest income                                                           41,191
                                                                      ----------
                                                                         394,254
                                                                      ----------

EXPENSES:
Investment advisory and management fees                                  118,179
Transfer agent and accounting fees                                        96,136
Reports to shareholders                                                   48,667
Professional fees                                                         20,259
Trustees' fees                                                            11,810
Custodian fees                                                             8,617
Registration fees                                                          3,810
Other expenses                                                            15,524
                                                                      ----------
                                                                         323,002

NET INVESTMENT INCOME                                                     71,252
                                                                      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gains                                                       422,739
Increase in unrealized appreciation of investments                     1,932,515
                                                                      ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                        2,355,254
                                                                      ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $2,426,506
                                                                      ==========




                 See accompanying notes to financial statements

                                                              CINCINNATI FUND 13

                               CINCINNATI FUND(R)
-----------------------Statements of Changes in Net Assets----------------------


                                                                             Year Ended December 31,
                                                                          1998                    1997
                                                                      ------------           ------------
FROM OPERATIONS:
Net investment income                                                   $   71,252             $   65,236
Net realized gain on investments                                           422,739                729,143
Change in unrealized appreciation of investments                         1,932,515              2,718,060
                                                                      ------------           ------------
    Net increase in net assets resulting from operations                 2,426,506              3,512,439
                                                                      ------------           ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                 (72,381)               (64,107)
From net realized gain on investments                                     (425,541)              (722,095)
                                                                      ------------           ------------
    Decrease in net assets from dividends and distributions               (497,922)              (786,202)
                                                                      ------------           ------------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                               10,152,314              6,204,650
Net asset value of shares issued in reinvestment
    of dividends and distributions                                         407,597                582,605
Payments for shares redeemed                                            (3,471,511)              (970,114)
                                                                      ------------           ------------
    Net increase in net assets from fund shares transactions             7,088,400              5,817,141
                                                                      ------------           ------------

NET CHANGE IN NET ASSETS                                                 9,016,984              8,543,378

NET ASSETS:
Beginning of year                                                       17,527,266              8,983,888
                                                                      ------------           ------------
End of year, including undistributed net investment
     income of $0 and $1,129, respectively                             $26,544,250            $17,527,266
                                                                      ============           ============
FUND SHARE TRANSACTIONS:
Shares sold                                                                529,125                365,881
Shares issued in reinvestment of dividends and distributions                16,071                 30,743
Less shares redeemed                                                      (194,873)               (56,771)
                                                                      ------------           ------------

NET INCREASE IN SHARES OUTSTANDING                                         350,323                339,853
                                                                      ============           ============


                 See accompanying notes to financial statements


14 CINCINNATI FUND

                               CINCINNATI FUND(R)
------------------------------Financial Highlights------------------------------
          Per share data for a share outstanding throughout each period

                                                                                                      For the Period From
                                                              Year Ended December 31,                  November 7, 1994 to
                                                1998            1997           1996         1995(3)     December 31, 1994
                                                ----            ----           ----         -------     -----------------

Net asset value, beginning of period            $18.98          $15.40         $13.12          $9.91         $10.00
                                            ----------      ----------      ---------      ---------      ---------

Net investment income                             0.06            0.07           0.02           0.04           0.03
Net gains (losses) on securities                  2.20            4.39           2.60           3.46          (0.12)
                                            ----------      ----------      ---------      ---------      ---------

   Total from investment operations               2.26            4.46           2.62           3.50          (0.09)
                                            ----------      ----------      ---------      ---------      ---------

Dividends from net investment income             (0.06)          (0.07)         (0.02)         (0.07)            --
Distributions from capital gains                 (0.34)          (0.81)         (0.32)         (0.22)            --
                                            ----------      ----------      ---------      ---------      ---------

   Total distributions                           (0.40)          (0.88)         (0.34)         (0.29)            --
                                            ----------      ----------      ---------      ---------      ---------

Net asset value, end of period                  $20.84          $18.98         $15.40         $13.12          $9.91
                                            ==========      ==========      =========      =========      =========

TOTAL RETURN                                     11.89%          28.98%         19.98%         35.31%         (0.90%)(2)

Net assets, end of period (thousands)          $26,544         $17,527         $8,984         $5,877         $3,225

Ratio of expenses to average net
assets(1)                                         1.37%           1.69%          2.00%          1.98%          1.96%

Ratio of net investment income to
average net assets(1)                             0.30%           0.50%          0.13%          0.46%          2.24%

Portfolio turnover rate                              8%             17%            10%             9%             0%(2)


(1) The ratio of net expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.01% in 1997, 0.02% in 1995, and 0.04% in 1994 had the
     Adviser not voluntarily waived fees or reimbursed expenses. Ratios are annualized in periods less than one year.

(2)  Not annualized.

(3) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser to the Fund.


                 See accompanying notes to financial statements

                                                              CINCINNATI FUND 15

                               CINCINNATI FUND(R)
---------------Notes to Financial Statements - December 31, 1998----------------

  1.  SIGNIFICANT ACCOUNTING POLICIES
  The Gateway Trust (the Trust) is a family of three diversified mutual funds. The financial statements of the Cincinnati Fund (the Fund) are included in this report. The investment objective of the Fund is to achieve capital appreciation through investment in the common stock of companies with an important presence in the Greater Cincinnati Area. The financial statements of the Gateway Fund and the Gateway Small Cap Index Fund are included in separate reports. The Trust is registered under the Investment Company Act of 1940.

  The following is a summary of the Fund's significant accounting policies.

  INVESTMENTS VALUATION -- The Fund normally values common stocks at the average of the closing bid and asked quotations. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the board of trustees.

  INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Capital gains and losses are calculated on an identified cost basis. Expenses that cannot be directly associated with a specific Trust fund are allocated under policies approved by the board of trustees.

  DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains are recorded on the ex-dividend date and are declared and paid to shareholders annually.

  FEDERAL INCOME TAXES -- The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Based on this policy, the Fund makes no provision for income taxes. The cost of investments is the same for financial reporting and tax purposes.

  At December 31, 1998, gross unrealized appreciation of common stocks totaled $8,304,813 and gross unrealized depreciation totaled $1,229,238, based on the cost of investments.

  REPURCHASE AGREEMENTS -- The Fund requires the custodian to hold sufficient collateral to secure repurchase agreements. To reduce the chance of loss in its repurchase transactions, the Fund enters into repurchase agreements only with banks that have more than $1 billion in assets and are creditworthy in the judgment of Gateway Investment Advisers, L.P. (the Adviser).


16 CINCINNATI FUND

                               CINCINNATI FUND(R)
---------------Notes to Financial Statements - December 31, 1998----------------


  ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  2.  TRANSACTIONS WITH AFFILIATES
  The Fund pays the Adviser an investment advisory and management fee computed at an annual rate of 0.50% of its average daily net assets.

  If total expenses for any fiscal year (excluding taxes, interest, brokerage commissions, and expenses of an extraordinary nature) exceed 2.00% of average daily net assets, the advisory contract requires the Adviser to reduce its fee as necessary to limit the Fund's expenses to this level.

  The Adviser provides shareholder, transfer, dividend disbursing, accounting, and administrative services to the Fund. The Fund compensates the Adviser for these services at a fixed rate of $4,000 per month, plus the greater of $2,500 per month or an annual rate of 0.20% of the Fund's average net assets.

  Each trustee of the Trust who is not affiliated with the Adviser receives an annual retainer of $3,000, a $500 base fee plus $100 per fund for each meeting attended, and $200 per fund ($1,000 for the committee chairman) for each committee meeting attended. The annual retainer and base fee are allocated among the funds based on the number of shareholders in each fund.

  3.  SECURITIES TRANSACTIONS
  For the year ended December 31, 1998, purchases of investment securities (excluding short-term investments) totaled $8,529,501, and proceeds from sales totaled $1,733,516.



                                                              CINCINNATI FUND 17

                               CINCINNATI FUND(R)

--------------------Report of Independent Public Accountants--------------------

To the Shareholders and Board of Trustees of the Cincinnati Fund(R) of The Gateway Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Cincinnati Fund (one of the funds constituting THE GATEWAY TRUST) as of December 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cincinnati Fund of The Gateway Trust as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.



Cincinnati, Ohio                                            Arthur Andersen LLP
January 19, 1999


18 CINCINNATI FUND

                               CINCINNATI FUND(R)
---------Results of Special Meeting of Shareholders on December 9, 1998---------


         A special meeting of the shareholders of The Gateway Trust was held on December 9, 1998. Several matters were submitted for shareholder vote.

         The first matter voted upon was the election of the members of the board of trustees. All sitting members of the board of trustees were nominated for election; Messrs. Schwab and Rogers were also nominated. All persons nominated were elected, and the results of the voting, presented for The Gateway Trust as a whole, were as follows:

----------------------------- ---------------------------- ----------------------------
                                    AUTHORITY GIVEN            AUTHORITY WITHHELD
----------------------------- ---------------------------- ----------------------------
Walter G. Sall                         12,565,183                     183,721
----------------------------- ---------------------------- ----------------------------
J. Patrick Rogers                      12,584,662                     164,242
----------------------------- ---------------------------- ----------------------------
James M. Anderson                      12,588,485                     160,419
----------------------------- ---------------------------- ----------------------------
Stefen F. Brueckner                    12,588,485                     159,930
----------------------------- ---------------------------- ----------------------------
Kenneth A. Drucker                     12,588,974                     159,707
----------------------------- ---------------------------- ----------------------------
Beverly J. Fertig                      12,589,197                     159,678
----------------------------- ---------------------------- ----------------------------
R. S. (Dick) Harrison                  12,590,751                     158,153
----------------------------- ---------------------------- ----------------------------
William H. Schneebeck                  12,590,585                     158,319
----------------------------- ---------------------------- ----------------------------
James E. Schwab                        12,590,870                     158,034
----------------------------- ---------------------------- ----------------------------

         The next matter voted upon was the ratification of the selection of Arthur Andersen LLP as independent accountants for the Trust for the fiscal year ending December 31, 1998. The shareholders ratified the selection and the results of the voting were as follows:

-------------------------------------- ---------------- ----------------- ----------------
                FUND                         FOR            AGAINST           ABSTAIN
-------------------------------------- ---------------- ----------------- ----------------
Gateway Fund                               10,600,663         116,676           196,740
-------------------------------------- ---------------- ----------------- ----------------
Gateway Small Cap Index Fund                  972,565          15,057             9,384
-------------------------------------- ---------------- ----------------- ----------------
Cincinnati Fund(R)                            815,759          13,299             8,757
-------------------------------------- ---------------- ----------------- ----------------



                                                              CINCINNATI FUND 19

                               CINCINNATI FUND(R)
---------Results of Special Meeting of Shareholders on December 9, 1998---------


         The next matter voted upon was an amendment to the Trust's Declaration of Trust, which would have required the shareholders of all funds to vote in the aggregate except as otherwise required by law. The results of the voting, in which the matter was NOT PASSED, were as follows:

-------------------------------------- ---------------- ----------------- ---------------- -----------------
                                                                                                BROKER
                FUND                         FOR            AGAINST           ABSTAIN          NON-VOTE
-------------------------------------- ---------------- ----------------- ---------------- -----------------
Gateway Fund                                9,897,747         361,136           247,692          407,505
-------------------------------------- ---------------- ----------------- ---------------- -----------------
Gateway Small Cap Index Fund                  867,535          22,490            20,935           86,047
-------------------------------------- ---------------- ----------------- ---------------- -----------------
Cincinnati Fund(R)                            776,828          22,686            12,099           26,204
-------------------------------------- ---------------- ----------------- ---------------- -----------------

         The next matter voted upon was an amendment of the Trust's Declaration of Trust that would have permitted the Trustees to make future amendments to the Declaration of Trust without shareholder authorization provided the amendment did not adversely affect the rights of any shareholder. The results of the voting, in which the matter was NOT PASSED, were as follows:

-------------------------------------- ---------------- ----------------- ---------------- -----------------
                                                                                                 BROKER
                FUND                         FOR            AGAINST           ABSTAIN           NON-VOTE
-------------------------------------- ---------------- ----------------- ---------------- -----------------
Gateway Fund                                9,070,589         917,439           518,547          407,505
-------------------------------------- ---------------- ----------------- ---------------- -----------------
Gateway Small Cap Index Fund                  848,365          43,213            19,382           86,047
-------------------------------------- ---------------- ----------------- ---------------- -----------------
Cincinnati Fund(R)                            735,998          60,606            15,010           26,203
-------------------------------------- ---------------- ----------------- ---------------- -----------------



20 CINCINNATI FUND

                               CINCINNATI FUND(R)
-----------------------Professional Services and Trustees-----------------------

                               Investment Adviser:
                        Gateway Investment Advisers, L.P.

                             Shareholder Servicing:
                        Gateway Investment Advisers, L.P.

                                    Auditors:
                               Arthur Andersen LLP
                                 Cincinnati, OH

                                   Custodian:
                               Firstar Corporation
                                 Cincinnati, OH

                                    Trustees:
                                James M. Anderson
                               Stefen F. Brueckner
                               Kenneth A. Drucker
                                Beverly J. Fertig
                                 R. S. Harrison
                                J. Patrick Rogers
                                 Walter G. Sall
                              William H. Schneebeck
                                 James E. Schwab



                                                              CINCINNATI FUND 21

===============================  Affordability  ================================

                       $1,000 Minimum Initial Investment

                      $500 Minimum Initial IRA Investment

                       $100 Minimum Additional Investment

                           No Annual Account Charges

                              No-Fee IRA Accounts

================================  Convenience  =================================


                 Free Telephone Exchanges Between Gateway Funds

                          Automatic Investment Program

                         Systematic Withdrawal Program

                             Telephone Redemptions

================================  Flexibility  =================================

      The Cincinnati Fund(R) is available for numerous investment options:

                                  Individuals

                                      IRAs

                                     Trusts

                                 Pension Plans

                                Gifts to Minors

                          GATEWAY SMALL CAP INDEX FUND



                            (STATUE OF LIBERTY LOGO)







                                  Annual Report
                                      1998







                            (Statue of Liberty Logo)
                                THE GATEWAY TRUST
                                  P.O. Box 5211
                            CINCINNATI, OH 45201-5211
                                  (800)354-6339

================================================================================
GATEWAY SMALL CAP INDEX FUND
Highlights at December 31, 1998
================================================================================


                                               AVERAGE ANNUAL TOTAL RETURN
                                    --------------------------------------------------

                           Past     One     Three     Five       Ten   Since Inception  Dividends    Price
                          Quarter   Year    Years     Years     Years   on 6/16/93     Year to Date Per Share
                          -------   ----    -----     -----     -----   ----------     ----------------------


GATEWAY SMALL CAP
   INDEX FUND             17.10%  (3.40%)   10.90%      9.33%    N/A         9.61%        $1.492     $11.53


Wilshire Small Cap Index  18.99   (0.43)    14.83      13.18     n/a

Russell 2000              16.31   (2.55)    11.58      11.86    12.92

U. S. Inflation (CPI)      0.60    2.03      2.42       2.50     3.19

                                                  CUMULATIVE TOTAL RETURN
                                    --------------------------------------------------
                           Past      One    Three     Five        Ten   Since Inception
                          Quarter    Year   Years     Years      Years    on 6/16/93
                          -------    ----   -----     -----      -----    ----------

GATEWAY SMALL CAP
   INDEX FUND             17.10%  (3.40%)   36.41%     56.20%     N/A        66.35%


Wilshire Small Cap Index  18.99   (0.43)    51.42      85.74      n/a

Russell 2000              16.31   (2.55)    38.92      75.14    237.06

U. S. Inflation (CPI)      0.60    2.03      7.44      13.12     36.87


Performance data throughout this report represents past performance. The average annual total return figures assume the reinvestment of dividends. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

This report must be preceded or accompanied by a current prospectus.

================================================================================
GATEWAY SMALL CAP INDEX FUND
Letter from the Chairman
================================================================================


Dear Shareholder:

The small capitalization stock sector of the market provided excitement in 1998. The Gateway Small Cap Index Fund enjoyed both the peaks and valleys. For an in-depth look at the Fund's results, please refer to portfolio manager Patrick Rogers's report on the next two pages.

Shareholders have expressed concern regarding the potential effect of Year 2000-related computer problems on their Gateway investments. We are pleased to announce that the majority of the systems used in conducting our business have been demonstrated to be Year-2000 compliant. A small number of problem areas have been identified, and we are taking appropriate action to head off any adverse effects well in advance of January 1, 2000. In addition, we are working closely with our third-party suppliers to our funds to obtain satisfactory assurances regarding their state of preparedness for the Year 2000. It is nevertheless important to point out that, like all other mutual funds and financial services operations worldwide, The Gateway Trust could be adversely affected by problems which may afflict the entire industry. At the present time, we do not believe that the operations or investments of our funds will suffer any material adverse effects on January 1, 2000, or thereafter.

At a special meeting of shareholders in December, shareholders re-elected seven incumbent trustees and elected two new trustees. On behalf of all our shareholders, I take great pleasure in welcoming James E. Schwab, president and chief executive officer of XTEK, Inc., a Cincinnati-based machinery company, and
J. Patrick Rogers, president and chief investment officer of the Fund's adviser, Gateway Investment Adviser, L.P., as trustees of The Gateway Trust. Their expertise will add further depth to your board of trustees.

Small capitalization stocks have lagged their large capitalization brethren for some time. As investors seek even better prices, their attention will eventually shift to the values that can be identified in the small cap sector. Your Fund will be there to participate. We look forward to progress in 1999.

Cordially,

/s/ Walter G. Sall
Walter G. Sall
Chairman

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio Manager's Report
================================================================================


Small capitalization stocks took investors on a wild ride in 1998. After a strong showing in the first quarter, the second and third quarters produced losses the market has not seen since the crash of 1987. Finally, the dramatic decline in the summer set the stage for a sharp increase in the fourth quarter. For the year ended December 31, 1998, the Gateway Small Cap Index Fund produced a total return of -3.40%. This compares to a total return of -2.55% for the Russell 2000, a commonly used benchmark for small cap stocks.

As has been the case for the past several years, large blue chip stocks easily outperformed small capitalization stocks. In fact, due to a lesser decline in the summer and a more dramatic rise at the end of the year, the S&P 500 Index produced a total return of 28.58% for the year. Most analysts attribute this great divergence in part to the superior liquidity large cap stocks provide. During highly uncertain environments, investors will favor those securities that offer greater confidence in their ability to trade.

The Gateway Small Cap Index Fund invests in the 250 stocks represented in the Wilshire Small Cap Index. The weighted average market capitalization for the portfolio is $1.5 billion. The largest industry group as of December 31, 1998, was Finance, Insurance & Real Estate at 16.60%. A list of the top ten holdings at year-end follows:

   ----------------------------------------------------------------------
                       GATEWAY SMALL CAP INDEX FUND
                             TOP TEN HOLDINGS
   ----------------------------------------------------------------------
                                                    AS A PERCENTAGE OF
                       STOCKS                           NET ASSETS
   ----------------------------------------------- ----------------------
   Vitesse Semiconductor Corporation                       1.45%
   Jabil Circuit, Inc.                                     1.21
   Centex Corporation                                      1.18
   Mohawk Industries, Inc.                                 1.15
   Astoria Financial Corporation                           1.10
   Sepracor, Inc.                                          1.06
   Flowers Industries, Inc.                                1.03
   Excite, Inc.                                            1.01
   Rational Software Corporation                           0.98
   E Trade Group Inc.                                      0.96
   ----------------------------------------------- ----------------------

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio Manager's Report
================================================================================


As discussed in prior reports, the "Effect of Put Options" shows the effect of owning put options over a given period of time. In the third quarter of this year, the put options made a small, positive contribution to the Fund's performance, as shown below:

---------------------------------------------------------------------------------------------
                                GATEWAY SMALL CAP INDEX FUND
                                            1998
----------------------------------------- ----------- ------------- ------------ ------------
                                           1ST QTR.     2ND QTR.     3RD QTR.     4TH QTR.
----------------------------------------- ----------- ------------- ------------ ------------
CONTRIBUTION OF STOCKS
    Performance of Stocks                    13.09%      (5.90%)      (22.82%)     17.86%
    Dividends Earned                          0.22        0.21          0.26        0.28
INTEREST EARNED                               0.04        0.04          0.03        0.02
CONTRIBUTIONS OF OPTIONS
    Effect of Put Options                    (0.57)       0.10          1.01       (0.65)
EFFECT OF FEES
    Fund Expenses                            (0.37)      (0.38)        (0.38)      (0.37)
    Brokerage Commissions                    (0.02)      (0.08)        (0.01)      (0.04)
----------------------------------------- ----------- ------------- ------------ ------------
        TOTAL RETURN                         12.39%      (6.01%)      (21.91%)     17.10%
----------------------------------------- ----------- ------------- ------------ ------------

At year-end, the Fund's trustees declared a capital gain distribution in the amount of $1.492 per share. The Wilshire organization altered the Wilshire Small Cap Index twice during 1998. As the Gateway Small Cap Index Fund is modeled to this index, substantial capital gains resulted from these rebalancing transactions. The Fund is required to distribute 98% of its realized gains annually.



/s/ J. Patrick Rogers
J. Patrick Rogers, CFA
Portfolio Manager

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio Manager's Report
================================================================================

                GROWTH OF A $10,000 INVESTMENT

                  [Graph showing the following information]


    GATEWAY SMALL CAP INDEX FUND        RUSSELL 2000
    ----------------------------        ------------
             $10,000.00                  $10,000.00
             $10,100.00                  $10,062.00
             $10,179.99                  $10,200.86
             $10,539.96                  $10,641.53
             $10,639.98                  $10,941.62
             $10,579.97                  $11,223.92
             $10,449.94                  $10,858.02
             $10,649.96                  $11,229.36
             $10,927.81                  $11,580.84
             $10,866.07                  $11,539.15
             $10,361.88                  $10,931.04
             $10,310.39                  $10,995.53
             $10,156.04                  $10,872.38
              $9,806.16                  $10,505.98
              $9,981.11                  $10,678.28
             $10,516.19                  $11,273.06
             $10,248.66                  $11,234.73
             $10,330.96                  $11,189.79
              $9,878.21                  $10,737.72
             $10,011.97                  $11,025.50
              $9,856.02                  $10,886.57
             $10,271.88                  $11,339.46
             $10,427.83                  $11,533.36
             $10,646.16                  $11,789.40
             $10,885.27                  $11,992.18
             $11,249.17                  $12,614.57
             $11,862.57                  $13,341.17
             $12,101.69                  $13,617.33
             $12,112.09                  $13,861.08
             $11,623.45                  $13,241.49
             $11,987.26                  $13,797.64
             $12,195.24                  $14,161.89
             $12,173.17                  $14,146.32
             $12,471.17                  $14,587.68
             $12,846.43                  $14,885.27
             $13,475.52                  $15,681.63
             $13,861.86                  $16,299.49
             $13,254.99                  $15,629.58
             $12,316.93                  $14,265.12
             $13,001.26                  $15,093.92
             $13,520.01                  $15,684.09
             $13,442.81                  $15,442.56
             $14,093.98                  $16,078.79
             $14,273.82                  $16,500.06
             $14,640.66                  $16,830.06
             $14,593.37                  $16,421.09
             $14,013.43                  $15,646.01
             $14,202.75                  $15,689.82
             $15,196.94                  $17,434.53
             $15,623.06                  $18,182.47
             $16,735.58                  $19,027.95
             $17,138.07                  $19,463.69
             $17,978.35                  $20,888.44
             $17,232.79                  $19,971.43
             $17,114.40                  $19,841.62
             $17,220.34                  $20,188.85
             $17,105.31                  $19,869.86
             $18,561.65                  $21,338.25
             $19,353.68                  $22,217.38
             $19,698.56                  $22,339.58
             $18,523.34                  $21,135.48
             $18,191.22                  $21,179.86
             $16,785.95                  $19,466.41
             $13,349.53                  $15,686.03
             $14,205.37                  $16,914.25
             $15,010.10                  $17,604.35
             $15,853.22                  $18,526.82
             $16,635.10                  $19,673.63

     JUNE 16, 1993 (INCEPTION DATE) - DECEMBER 31, 1998


----------------------------------------------
        GATEWAY SMALL CAP INDEX FUND
        AVERAGE ANNUAL TOTAL RETURNS
           AS OF DECEMBER 31, 1998
----------------------------------------------
    One Year                   (3.40%)
----------------------- ----------------------
    Five Years                  9.33%
----------------------- ----------------------
    Life of Fund                9.61%
----------------------- ----------------------

Performance data throughout this report represents past performance. The average annual total return figures assume the reinvestment of dividends. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1998
================================================================================

        Shares                               Common Stocks                            Value
-----------------------------------------------------------------------------------------------------------

                           AEROSPACE & EQUIPMENT 1.77%
            1,700          B/E Aerospace, Inc. *                                    $ 35,648
            2,200          Cordant Technologies Inc.                                  82,431
            1,700          Kaman Corporation                                          27,306
            2,300          Teleflex Incorporated                                     105,297
                                                                                  ----------
                                                                                     250,682
                                                                                  ----------
                           APPAREL 1.83%
            1,300          Brown Group, Inc.                                          22,750
            1,600          Kellwood Company                                           39,950
            2,900          Nautica Enterprises, Inc. *                                43,228
            1,800          The Gymboree Corporation *                                 11,419
            3,500          The Stride Rite Corporation                                30,297
            3,500          WestPoint Stevens Inc. *                                  110,360
                                                                                  ----------
                                                                                     258,004
                                                                                  ----------
                           AUTOMOBILES & PARTS 1.41%
            1,500          Arvin Industries, Inc.                                     62,390
            2,300          BREED Technologies, Inc. *                                 18,759
            1,800          CLARCOR                                                    35,775
            2,100          Superior Industries International, Inc.                    58,341
            1,200          The Standard Products Company                              24,488
                                                                                  ----------
                                                                                     199,753
                                                                                  ----------
                           BUILDING MATERIALS & CONSTRUCTION 3.48%
            3,700          Centex Corporation                                        166,616
            2,400          Kaufman and Broad Home Corporation                         68,925
            3,300          Lennar Corporation                                         83,119
            2,600          Pulte Corporation                                          72,231
            1,700          Southdown, Inc.                                           100,513
                                                                                  ----------
                                                                                     491,404
                                                                                  ----------
                           BUSINESS SERVICES & SUPPLIES 2.66%
            3,000          AMRESCO, Inc. *                                            26,344
            3,600          APAC TeleServices, Inc. *                                  13,781
            2,500          Coventry Health Care, Inc. *                               22,031
            2,127          Information Resources, Inc. *                              21,602
            2,500          Pittston Brink's Group                                     79,219
            2,500          Rollins, Inc.                                              43,750
            3,500          Sotheby's Holdings, Inc.                                  112,000
            1,500          The Profit Recovery Group International, Inc. *            56,344
                                                                                  ----------
                                                                                     375,071
                                                                                  ----------


                 See accompanying notes to financial statements

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1998
================================================================================


        Shares                               Common Stocks                            Value
-----------------------------------------------------------------------------------------------------------

                           CHEMICALS  1.47%
            2,600          AgriBio Tech, Inc. *                                     $ 33,556
            5,200          Airgas, Inc. *                                             46,313
              700          Chemed Corporation                                         23,450
            6,100          Ethyl Corporation                                          35,075
            1,000          Fuller (H. B.) Company                                     46,375
            2,000          Lawter International, Inc.                                 23,250
                                                                                  ----------
                                                                                     208,019
                                                                                  ----------
                           COMPUTER SOFTWARE & PERIPHERALS 10.26%
            2,600          American Management Systems, Incorporated *               104,161
            3,900          Cambridge Technology Partners Inc. *                       86,166
            2,400          Cerner Corporation *                                       64,350
            3,100          CHS Electronics, Inc. *                                    52,410
            3,300          Electronics for Imaging Inc. *                            131,897
            1,500          ENVOY Corporation *                                        87,750
            3,400          Excite, Inc. *                                            143,225
            2,130          Hyperion Solutions Corp.                                   38,473
              900          Infoseek Corporation *                                     44,438
            2,400          Macromedia, Inc. *                                         80,775
            2,300          Open Market, Inc. *                                        26,881
            3,700          PSINet Inc. *                                              77,700
            5,200          Rational Software Corporation *                           137,800
            3,700          S3 Incorporated *                                          27,230
            1,600          Shared Medical Systems Corporation                         79,750
            2,524          Structural Dynamics Research Corporation *                 50,007
            5,900          Sybase, Inc. *                                             43,605
            3,500          Symantec Corporation *                                     75,906
            3,500          System Software Associates, Inc. *                         24,610
            1,800          Vantive Corporation *                                      14,456
            1,700          Xircom, Inc. *                                             58,278
                                                                                  ----------
                                                                                   1,449,868
                                                                                  ----------
                           ELECTRONICS & COMPUTERS 10.41%
            3,700          Aspect Telecommunications Corporation *                    64,519
            2,600          Baldor Electric Company                                    52,569
            3,900          Cirrus Logic, Inc. *                                       38,147
            6,600          Cypress Semiconductor Corporation *                        54,861
            3,400          Digital Microwave Corporation                              23,269
            2,900          DSP Communications, Inc. *                                 44,225
            4,500          Glenayre Technologies Inc. *                               19,828

                 See accompanying notes to financial statements

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1998
================================================================================

        Shares                               Common Stocks                            Value
---------------------------------------------------------------------------------------------

                           ELECTRONICS & COMPUTERS (Continued)
            1,500          Hutchinson Technology Incorporated *                   $   53,109
            6,000          Integrated Device Technology, Inc. *                       36,656
            2,300          Jabil Circuit, Inc. *                                     171,494
            3,000          KMET Corporation *                                         34,313
            2,800          Lam Research Corporation *                                 50,138
            1,400          Lattice Semiconductor Corporation *                        64,269
            2,300          Level One Communications, Inc. *                           81,722
            2,100          Novellus Systems Inc. *                                   103,753
            1,300          Oak Industries Inc. *                                      45,500
            7,600          Paging Network, Inc. *                                     35,388
            3,000          Sequent Computer Systems, Inc. *                           36,094
            2,200          Shiva Corp. *                                              12,478
            1,300          Smart Modular Technologies Inc. *                          35,994
            4,500          Vitesse Semiconductor Corporation *                       205,031
            3,400          VLSI Technology, Inc. *                                    37,188
            5,200          Western Wireless Corporation *                            114,238
            3,100          Xylan Corporation *                                        56,091
                                                                                  ----------
                                                                                   1,470,874
                                                                                  ----------
                           ENERGY 3.19%
            2,300          Barrett Resources Corporation *                            55,054
            2,200          Benton Oil and Gas Company *                                6,463
            1,900          Forcenergy Inc. *                                           4,988
            9,000          Harken Energy Corporation *                                17,157
            3,800          Marine Drilling Companies, Inc. *                          29,094
            1,900          ONEOK, Inc.                                                68,638
            5,600          Parker Drilling Company *                                  17,850
            2,133          Pennzoil Quaker State Co. *                                31,796
            2,700          Pogo Producing Company                                     34,931
            3,500          Pride International, Inc. *                                24,719
            4,700          Seagull Energy Corporation *                               29,522
            2,000          Southwest Gas Corporation                                  53,688
            1,210          Swift Energy Company *                                      8,999
            2,000          Tesoro Petroleum Corporation *                             24,188
            1,500          Trico Marine Services, Inc. *                               7,359
            4,700          Varco International, Inc. *                                36,425
                                                                                  ----------
                                                                                     450,871
                                                                                  ----------

                 See accompanying notes to financial statements

]
================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1998
================================================================================

        Shares                               Common Stocks                            Value
-----------------------------------------------------------------------------------------------------------

                           FINANCE, INSURANCE & REAL ESTATE 16.60%
            3,800          20th Century Industries                                  $ 88,350
            1,900          Advanta Corporation                                        25,055
            3,700          Allied Capital Corp.                                       64,172
            4,400          Americredit Corp. *                                        60,775
            2,900          Arcadia Financial Ltd. *                                   10,422
            3,370          Astoria Financial Corporation                             154,809
            1,700          Bank United Corp.                                          66,566
            6,500          Catellus Development Corporation *                         92,828
            2,900          City National Corporation                                 120,713
            1,600          CMAC Investment Corp.                                      73,300
            3,200          Community First Bankshares Inc.                            67,300
            3,400          Credit Acceptance Corporation *                            24,863
            2,900          Doral Financial Corporation                                64,888
            2,900          E Trade Group Inc. *                                      135,666
            2,700          Firstplus Financial Group Inc. *                            7,510
            2,000          Foremost Corporation of America                            41,750
            4,300          Golden State Bancorp Inc. *                                71,219
            2,900          Imperial Credit Industries, Inc. *                         24,106
            5,200          Independence Community Bank Corporation                    82,550
            4,000          Mid Atlantic Medical Services, Inc. *                      39,375
            1,300          NAC Re Corporation                                         60,856
              700          Nationwide Financial Services                              36,116
            4,900          Oxford Health Plans, Inc. *                                72,581
            1,400          Provident Bankshares Corporation                           34,913
            3,300          Raymond James Financial Inc.                               69,713
            7,100          Reliance Group Holdings, Inc.                              91,635
            2,200          Riggs National Corporation                                 44,756
            3,600          Rollins Truck Leasing Corp.                                53,100
            2,500          Roslyn Bancorp, Inc.                                       53,516
            1,500          Silicon Valley Banchares *                                 25,547
            2,500          St. Paul Bancorp, Inc.                                     68,047
            1,100          The Liberty Corporation                                    54,244
            2,100          United Companies Financial Corporation                      7,022
            2,100          UST Corp.                                                  49,481
            3,372          Valley National Bancorp                                    95,048


                 See accompanying notes to financial statements

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1998
================================================================================

        Shares                      Common Stocks                                     Value
--------------------------------------------------------------------------------------------

                           FINANCE, INSURANCE & REAL ESTATE (Continued)
            3,230          Washington Federal, Inc.                               $   86,806
            2,600          Westamerica Bancorp.                                       95,631
            1,300          Zenith National Insurance Corp.                            30,022
                                                                                  ----------
                                                                                   2,345,251
                                                                                  ----------
                           FOOD, BEVERAGE & TOBACCO 2.12%
            4,600          Chiquita Brands International                              43,557
            2,000          Dreyer's Grand Ice Cream, Inc.                             30,125
            6,100          Flowers Industries, Inc.                                  145,828
            1,400          International Multifoods Corporation                       36,181
            2,400          Ralcorp Holdings, Inc. *                                   43,800
                                                                                  ----------
                                                                                     299,491
                                                                                  ----------
                           HEALTH 6.56%
            2,100          Acuson Corporation *                                       31,236
            2,800          Advanced Tissue Sciences, Inc. *                            7,394
            1,900          Agouron Pharmaceuticals, Inc. *                           111,566
            2,100          Ballard Medical Products                                   50,991
            1,800          Beckman Coulter Inc.                                       97,425
            1,364          Block Drug Company Inc.                                    59,270
            2,100          Cephalon, Inc. *                                           18,769
            3,200          DENTSPLY International Inc.                                82,000
            1,000          Diagnostic Products Corporation                            31,125
            2,200          Gilead Sciences, Inc. *                                    90,269
            1,900          Haemonetics Corporation *                                  43,106
            3,100          Integrated Health Services, Inc.                           43,594
            4,100          NBTY, Inc. *                                               29,085
            5,600          Perrigo Company *                                          49,175
            4,700          PhyCor, Inc. *                                             32,019
            1,700          Sepracor, Inc. *                                          149,759
                                                                                  ----------
                                                                                     926,783
                                                                                  ----------
                           MACHINERY & RELATED PRODUCTS 2.06%
            1,700          Gerber Scientific, Inc.                                    40,375
            2,200          Kennametal Inc.                                            46,750
            1,700          Kulicke and Soffa Industries *                             30,069
            2,900          Milacron Inc.                                              55,735
              600          NACCO Industries, Inc.                                     54,956
            4,800          Newpark Resources Inc.                                     32,400
            2,400          Silicon Valley Group, Inc. *                               30,525
                                                                                  ----------
                                                                                     290,810
                                                                                  ----------


                 See accompanying notes to financial statements

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1998
================================================================================

        Shares                      Common Stocks                                     Value
--------------------------------------------------------------------------------------------

                           MINING & METALS 0.84%
            3,600          Donaldson Company, Inc.                                  $ 74,250
           10,200          Echo Bay Mines                                             18,168
            4,100          Hecla Mining Company *                                     14,863
            1,200          Zoltek Companies, Inc. *                                   10,988
                                                                                  ----------
                                                                                     118,269
                                                                                  ----------
                           MISCELLANEOUS 2.59%
            1,700          Avid Technology, Inc. *                                    39,844
            3,300          Aztar Corporation *                                        16,603
            5,500          Callaway Golf Company *                                    56,031
            3,100          Grand Casinos, Inc. *                                      25,381
            2,500          Kimball International, Inc.                                47,422
            3,000          P COM, Inc. *                                              11,953
            7,100          PetsMart, Inc. *                                           76,769
            4,400          Playtex Products, Inc. *                                   70,400
            2,600          Station Casinos, Inc. *                                    21,369
                                                                                  ----------
                                                                                     365,772
                                                                                  ----------
                           OTHER CONSUMER DURABLES 3.77%
            2,368          Albany International Corp.                                 44,851
            1,000          Bassett Furniture Industries, Inc.                         24,000
            3,000          GenCorp Inc.                                               74,719
            3,800          Hon Industries, Inc.                                       90,250
            3,900          La-Z-Boy Incorporated                                      68,981
            3,850          Mohawk Industries, Inc. *                                 161,821
              500          NCH Corporation                                            29,688
            1,600          Russ Berrie and Company, Inc.                              37,600
                                                                                  ----------
                                                                                     531,910
                                                                                  ----------
                           OTHER INDUSTRIAL CYCLICALS 3.57%
            2,100          ACX Technologies, Inc. *                                   27,824
            2,900          Asarco Incorporated                                        43,681
            1,200          Brush Wellman Inc.                                         20,850
            1,900          Carlisle Companies Incorporated                            97,731
            7,900          Corporate Express Inc. *                                   40,735
            3,600          Data General Corporation *                                 59,175
              600          MAXXAM Inc. *                                              34,388
            2,700          Overseas Shipholding Group, Inc.                           43,369

                 See accompanying notes to financial statements

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1998
================================================================================


        Shares                      Common Stocks                                     Value
--------------------------------------------------------------------------------------------

                           OTHER INDUSTRIAL CYCLICALS (Continued)
            2,050          Shorewood Packaging Corporation *                        $ 41,833
            1,700          The Standard Register Company                              52,541
            1,200          The West Company, Incorporated                             42,825
                                                                                  ----------
                                                                                     504,952
                                                                                  ----------
                           PAPER & FOREST PRODUCTS 1.61%
            1,300          Chesapeake Corporation                                     47,897
            3,900          Gaylord Container Corporation *                            23,888
            2,400          Pentair, Inc.                                              95,400
            3,363          Wausau-Mosinee Paper Corporation                           59,588
                                                                                  ----------
                                                                                     226,773
                                                                                  ----------
                           PRECISION INSTRUMENTS 0.21%
            1,600          Credence Systems Corporation *                             29,500
                                                                                  ----------

                           RETAIL 3.26%
            7,800          Charming Shoppes, Inc. *                                   33,150
            2,100          Eagle Hardware & Garden, Inc. *                            68,250
            1,300          Enesco Group Inc.                                          30,184
            2,800          Fleming Companies, Inc.                                    28,963
            2,300          Lands' End, Inc. *                                         61,813
            2,100          Micro Warehouse, Inc. *                                    70,809
            2,900          Ross Stores, Inc.                                         114,097
            4,000          Sunglass Hut International, Inc. *                         27,875
            1,700          The Dress Barn, Inc. *                                     25,819
                                                                                  ----------
                                                                                     460,960
                                                                                  ----------
                           SERVICES 10.30%
            3,100          Airborne Freight Corporation                              111,695
            1,400          Alaska Air Group, Inc. *                                   61,950
            2,300          Applebees International Inc.                               47,941
            1,900          Arnold Industries, Inc.                                    30,519
            2,200          Banta Corporation                                          59,950
            2,900          Calgon Carbon Corporation                                  21,478
            2,024          Chris-Craft Industries, Inc. *                             97,342
            7,000          Extended Stay America, Inc. *                              73,282
            1,200          Gibson Greetings, Inc. *                                   14,100
            1,900          Houghton Mifflin Company                                   89,656
            2,700          Hunt (J. B.) Transport Services, Inc.                      62,016
            2,200          Landry's Seafood Restaurants, Inc. *                       16,259
            3,000          Lone Star Steakhouse & Saloon, Inc. *                      27,469

                 See accompanying notes to financial statements

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1998
================================================================================

        Shares                      Common Stocks                                     Value
--------------------------------------------------------------------------------------------

                           SERVICES (Continued)
            1,700          Luby's Cafeterias, Inc.                              $     26,191
            1,000          New England Business Service, Inc.                         39,000
            1,800          Papa John's International, Inc. *                          79,313
            2,700          Pixar Animation Studios *                                  94,163
            1,333          Pulitzer Publishing Company                               115,305
            1,900          Rainforest Cafe, Inc. *                                    11,459
            2,000          Ruby Tuesday, Inc.                                         42,125
            1,500          Sbarro, Inc. *                                             39,234
            3,100          TCA Cable TV, Inc.                                        110,535
            2,700          Wallace Computer Services, Inc.                            71,128
            2,400          World Color Press, Inc. *                                  72,900
            2,100          Yellow Corporation *                                       40,097
                                                                                ------------
                                                                                   1,455,107
                                                                                ------------
                           STEEL & IRON 1.07%
            3,600          AK Steel Corporation                                       84,600
            2,200          Birmingham Steel Corporation                                9,144
            1,700          Carpenter Technology Corporation                           57,694
                                                                                ------------
                                                                                     151,438
                                                                                ------------
                           UTILITIES 7.13%
            3,700          Brightpoint, Inc. *                                        50,528
            1,000          Central Hudson Gas & Electric Corporation                  44,688
              800          CILCORP Inc.                                               48,900
            1,500          Eastern Utilities Associates                               42,328
            3,675          MDU Resources Group, Inc.                                  96,928
            8,000          Northeast Utilities System *                              127,500
            2,367          NTL Incorporated *                                        133,514
              800          Orange and Rockland Utilities, Inc.                        45,500
            3,100          Public Service Company of New Mexico                       63,163
            1,900          Sierra Pacific Resources                                   72,200
            3,400          SkyTel Communications Inc. *                               74,694
            1,750          Southern Indiana Gas & Electric Co.                        62,399
            2,400          UGI Corporation                                            56,850
            2,380          UniSource Energy Corporation *                             32,056
            2,200          Vanguard Cellular Systems, Inc. *                          56,719
                                                                                ------------
                                                                                   1,007,967
                                                                                ------------

                           TOTAL COMMON STOCKS 98.17%                            13,869,529
                           (cost $13,327,258)

                 See accompanying notes to financial statements

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1998
================================================================================


     Contracts                                                                                       Value
-----------------------------------------------------------------------------------------------------------

           140       PUT OPTION ON RUSSELL 2000 STOCK INDEX 0.66%                              $    93,625
                     expiring March 19, 1999 at 370
                     (cost $119,490)

                     REPURCHASE AGREEMENT  1.72%
                     3.5% repurchase agreement dated December 31, 1998 with Star
                     Bank, N.A., due January 4, 1999 (repurchase proceeds
                     $243,095) fully collateralized
                     by U. S. Government Agencies                                                  243,000

                     TOTAL INVESTMENTS AND REPURCHASE AGREEMENT 100.55%                         14,206,154

                     OTHER ASSETS AND LIABILITIES, NET (0.55%)                                     (78,576)
                                                                                               -----------

                     NET ASSETS 100.00%                                                        $14,127,578
                                                                                               ===========

                     * Denotes a non-income producing security.


                 See accompanying notes to financial statements

================================================================================
GATEWAY SMALL CAP INDEX FUND
Statement of Assets and Liabilities - December 31, 1998
================================================================================



ASSETS:
Common stocks, at value (original cost $13,327,258)                                         $13,869,529
Put options, at value (original cost $119,490)                                                   93,625
Repurchase agreement                                                                            243,000
Dividend and interest receivable                                                                  9,228
Receivable for fund shares sold                                                                   1,541
Cash                                                                                                928
Other assets                                                                                      6,156
                                                                                         --------------
                                                                                             14,224,007
                                                                                         --------------
LIABILITIES:
Dividends payable to fund shareholders                                                           76,384
Payable for fund shares redeemed                                                                  9,916
Other accrued expenses and liabilities                                                           10,129
                                                                                         --------------
                                                                                                 96,429
                                                                                         --------------
NET ASSETS                                                                                  $14,127,578
                                                                                         ==============
NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,224,991 shares outstanding
   (unlimited number of shares authorized, no par value)                                    $13,660,431
Accumulated realized loss, net                                                                  (49,259)
Unrealized appreciation, net                                                                    516,406
                                                                                         --------------
                                                                                            $14,127,578
                                                                                         ==============
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER SHARE                                                                               $11.53
                                                                                                 ======

                 See accompanying notes to financial statements

================================================================================
GATEWAY SMALL CAP INDEX FUND
Statement of Operations - For the Year Ended December 31, 1998
================================================================================


INVESTMENT INCOME:
Dividend income                                                                              $    149,190
Interest income                                                                                    20,129
                                                                                             ------------
                                                                                                  169,319
                                                                                             ------------
EXPENSES:
Investment advisory and management fees                                                           140,709
Transfer agent and accounting fees                                                                 80,479
Registration fees                                                                                  23,133
Reports to shareholders                                                                            16,818
Professional fees                                                                                  12,618
Custodian fees                                                                                     11,650
Trustees' fees                                                                                      6,891
Other expenses                                                                                      5,915
                                                                                             ------------
                                                                                                  298,213

Fees waived                                                                                       (63,744)
                                                                                             ------------
Net operating expenses                                                                            234,469
                                                                                             ------------
NET INVESTMENT LOSS                                                                               (65,150)
                                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on investments:
   Securities                                                                                   1,650,729
   Put options expired and closed                                                                 (83,684)
                                                                                             ------------
Net realized gain on investments                                                                1,567,045
                                                                                             ------------
Decrease in unrealized appreciation of investments:
   Securities                                                                                  (1,971,866)
   Put options                                                                                    (25,865)
                                                                                             ------------
Net decrease in unrealized appreciation of investments                                         (1,997,731)
                                                                                             ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                  (430,686)
                                                                                             ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $   (495,836)
                                                                                             ============

                 See accompanying notes to financial statements

================================================================================
GATEWAY SMALL CAP INDEX FUND
Statement of Changes in Net Assets
================================================================================

                                                                          Year Ended December 31,
                                                                            1998             1997
                                                                       ------------     -----------
FROM OPERATIONS:
Net investment loss                                                     $   (65,150)    $   (24,710)
Net realized gain on investments                                          1,567,045       1,155,643
Change in unrealized (depreciation) appreciation of investments          (1,997,731)      1,138,250
                                                                       ------------     -----------
    Net change in net assets resulting from operations                     (495,836)      2,269,183
                                                                       ------------     -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments                                    (1,578,731)     (1,171,153)
In excess of realized gain on investments                                   (49,259)           --
                                                                       ------------     -----------

    Decrease in net assets from dividends and distributions              (1,627,990)     (1,171,153)
                                                                       ------------     -----------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                                 3,490,541       5,882,790
Net asset value of shares issued in reinvestment
    of dividends and distributions                                        1,551,351       1,038,765
Payments for shares redeemed                                             (4,601,589)     (3,129,370)
                                                                       ------------     -----------
    Net increase in net assets from fund shares transactions                440,303       3,792,185
                                                                       -------------    -----------

NET INCREASE (DECREASE) IN NET ASSETS                                    (1,683,523)      4,890,215

NET ASSETS:
Beginning of year                                                        15,811,101      10,920,886
                                                                       ------------     -----------
End of year                                                             $14,127,578     $15,811,101
                                                                       ============     ===========

FUND SHARE TRANSACTIONS:
Shares sold                                                                 306,934         425,462
Shares issued in reinvestment of dividends and distributions                117,956          77,073
Less shares redeemed                                                       (373,223)       (234,446)
                                                                       ------------     -----------

NET INCREASE IN SHARES OUTSTANDING                                           51,667         268,089
                                                                       =============    ===========

                 See accompanying notes to financial statements

================================================================================
GATEWAY SMALL CAP INDEX FUND
Financial Highlights - Per share data for a share outstanding throughout each year
================================================================================

                                                                       Year Ended December 31,
                                                   1998            1997           1996           1995(1)          1994
                                                   ----            ----           ----           -------          ----

Net asset value, beginning of year                  $13.48          $12.06          $11.05          $9.63         $10.35
                                                ----------      ----------      ----------      ---------      ---------

Net investment (loss) income                         (0.05)          (0.02)           0.01           0.03          (0.02)
Net gains (losses) on securities                     (0.41)           2.51            1.87           2.07          (0.60)
                                                ----------      ----------      ----------      ---------      ---------

   Total from investment operations                  (0.46)           2.49            1.88           2.10          (0.62)
                                                ----------      ----------      ----------      ---------      ---------

Dividends from net investment income                    --              --           (0.01)         (0.01)            --
Distributions from capital gains                     (1.45)          (1.07)          (0.86)         (0.67)         (0.10)
Distributions in excess of realized gains            (0.04)             --              --             --             --

   Total distributions                               (1.49)          (1.07)          (0.87)         (0.68)         (0.10)
                                                ----------      ----------      ----------      ---------      ---------

Net asset value, end of year                        $11.53          $13.48          $12.06         $11.05          $9.63
                                                ==========      ==========      ==========      =========      =========

TOTAL RETURN                                         (3.40%)         20.64%          17.04%         21.81%         (5.99%)

Net assets, end of year (thousands)                $14,128         $15,811         $10,921         $9,418         $9,657

Ratio of expenses to average net assets               1.50%           1.50%           1.50%          1.68%          2.00%

Ratio of net investment income (loss) to
   average net assets                                (0.42%)         (0.19%)          0.03%          0.09%         (0.14%)

Portfolio turnover rate                                 30%             32%             20%            20%            39%

(1) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser to the Fund.

                 See accompanying notes to financial statements

================================================================================
NOTES TO FINANCIAL STATEMENTS
December 31, 1998
================================================================================


1.  SIGNIFICANT ACCOUNTING POLICIES
The Gateway Trust (the Trust) is a family of three diversified mutual funds. The financial statements of the Gateway Small Cap Index Fund (the Fund) are included in this report. The primary investment objective of the Fund is long-term growth of capital. The Fund attempts to achieve its investment objective primarily by investing in the 250 stocks included in the Wilshire Small Cap Index, and by purchasing put or call options on an index. The financial statements of the Gateway Fund and the Cincinnati Fund are included in separate reports. The Trust is registered under the Investment Company Act of 1940.

The following is a summary of the Fund's significant accounting policies.

INVESTMENTS VALUATION -- The Fund normally values common stocks and option contracts at the average of the closing bid and asked quotations. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the board of trustees.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Capital gains and losses are calculated on an identified cost basis. Expenses that cannot be directly associated with a specific Trust fund are allocated under policies approved by the board of trustees.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains are recorded on the ex-dividend date and are declared and paid to shareholders annually.

FEDERAL INCOME TAXES -- The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable income to the shareholders. Based on this policy, the Fund makes no provision for income taxes.

The cost of common stock for tax purposes is $13,495,096 at December 31, 1998; gross unrealized appreciation of common stocks is $3,251,545 and gross unrealized depreciation totaled $2,877,112, based on the cost of investments.

REPURCHASE AGREEMENTS -- The Fund requires the custodian to hold sufficient collateral to secure repurchase agreements. To reduce the chance of loss in its repurchase transactions, the Fund enters into repurchase agreements only with banks that have more than $1 billion in assets and are creditworthy in the judgment of Gateway Investment Advisers, L.P. (the Adviser).

ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS -- During the year ended December 31, 1998, the Fund reclassified $65,150 from undistributed net investment income to paid-in capital. This reclassification, which had no impact on total net assets, is due to tax regulations not permitting the carryforward of net investment losses to future periods.

================================================================================
NOTES TO FINANCIAL STATEMENTS
December 31, 1998
================================================================================


2.  TRANSACTIONS WITH AFFILIATES
The Fund pays the Adviser an investment advisory and management fee computed at an annual rate of 0.90% of the first $50 million of the average daily net assets of the Fund, 0.70% of the next $50 million, and 0.60% of all such assets over $100 million.

If total expenses for any fiscal year (excluding taxes, interest, brokerage commissions, and expenses of an extraordinary nature) exceed 2.00% of the Fund's average daily net assets, the advisory contract requires the Adviser to waive some or all of its advisory fee as necessary to limit the Fund's expenses to the stated level. For 1998, the Adviser committed to waive some or all of its advisory fee if the Fund's expense ratio exceeded 1.50%. Any waiver, however, would not exceed the aggregate advisory fee paid by the Fund for the applicable year. As a result, for the year ended December 31, 1998, the Adviser waived advisory fees of $63,744.

The Adviser provides shareholder, transfer, dividend disbursing, accounting, and administrative services to the Fund. The Fund compensates the Adviser for these services at a fixed rate of $4,000 per month, plus the greater of $2,500 per month or an annual rate of 0.20% of the Fund's average net assets.

Each trustee of the Trust who is not affiliated with the Adviser receives an annual retainer of $3,000, a $500 base fee plus $100 per fund for each meeting attended, and $200 per fund ($1,000 per fund for the committee chairman) for each committee meeting attended. The annual retainer and base fee are allocated among the funds based on the number of shareholders in each fund.

At December 31, 1998, the Adviser held in a fiduciary capacity, 40% of the Fund's outstanding shares.

3.  SECURITIES TRANSACTIONS
For the year ended December 31, 1998, purchases of investment securities (excluding short-term investments) totaled $4,383,818, and proceeds from sales totaled $5,704,985.

The Fund may buy put or call options on stock indexes. The purchase of options involves the risk of loss of all or part of the cash paid for the options. The value of purchased puts increases to offset declines and decreases to offset rises in the portfolio value. The value of purchased calls increases as the value of the underlying index increases.

================================================================================
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

================================================================================


To the Shareholders and Board of Trustees of the Gateway Small Cap Index Fund of The Gateway Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gateway Small Cap Index Fund (one of the funds constituting THE GATEWAY TRUST) as of December 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gateway Small Cap Index Fund of The Gateway Trust as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.



Cincinnati, Ohio                                             Arthur Andersen LLP
January 19, 1999

================================================================================
GATEWAY SMALL CAP INDEX FUND
Results of Special Meeting of Shareholders on December 9, 1998
================================================================================


A special meeting of the shareholders of The Gateway Trust was held on December 9, 1998. Several matters were submitted for shareholder vote.

The first matter voted upon was the election of the members of the board of trustees. All sitting members of the board of trustees were nominated for election; Messrs. Schwab and Rogers were also nominated. All persons nominated were elected, and the results of the voting, presented for The Gateway Trust as a whole, were as follows:

----------------------------- ---------------------------- ----------------------------
                                    AUTHORITY GIVEN            AUTHORITY WITHHELD
----------------------------- ---------------------------- ----------------------------
Walter G. Sall                         12,565,183                     183,721
----------------------------- ---------------------------- ----------------------------
J. Patrick Rogers                      12,584,662                     164,242
----------------------------- ---------------------------- ----------------------------
James M. Anderson                      12,588,485                     160,419
----------------------------- ---------------------------- ----------------------------
Stefen F. Brueckner                    12,588,485                     159,930
----------------------------- ---------------------------- ----------------------------
Kenneth A. Drucker                     12,588,974                     159,707
----------------------------- ---------------------------- ----------------------------
Beverly J. Fertig                      12,589,197                     159,678
----------------------------- ---------------------------- ----------------------------
R. S. (Dick) Harrison                  12,590,751                     158,153
----------------------------- ---------------------------- ----------------------------
William H. Schneebeck                  12,590,585                     158,319
----------------------------- ---------------------------- ----------------------------
James E. Schwab                        12,590,870                     158,034
----------------------------- ---------------------------- ----------------------------

The next matter voted upon was the ratification of the selection of Arthur Andersen LLP as independent accountants for the Trust for the fiscal year ending December 31, 1998. The shareholders ratified the selection and the results of the voting were as follows:

-------------------------------------- ---------------- ----------------- ----------------
                FUND                         FOR            AGAINST           ABSTAIN
-------------------------------------- ---------------- ----------------- ----------------
Gateway Fund                               10,600,663         116,676           196,740
-------------------------------------- ---------------- ----------------- ----------------
Gateway Small Cap Index Fund                  972,565          15,057             9,384
-------------------------------------- ---------------- ----------------- ----------------
Cincinnati Fund(R)                            815,759          13,299             8,757
-------------------------------------- ---------------- ----------------- ----------------

================================================================================
GATEWAY SMALL CAP INDEX FUND
Results of Special Meeting of Shareholders on December 9, 1998
================================================================================


The next matter voted upon was an amendment to the Trust's Declaration of Trust, which would have required the shareholders of all funds to vote in the aggregate except as otherwise required by law. The results of the voting, in which the matter was NOT PASSED, were as follows:

-------------------------------------- ---------------- ----------------- ---------------- -----------------
                                                                                                  BROKER
                FUND                         FOR            AGAINST           ABSTAIN             NON-VOTE
-------------------------------------- ---------------- ----------------- ---------------- -----------------
Gateway Fund                                9,897,747         361,136           247,692          407,505
-------------------------------------- ---------------- ----------------- ---------------- -----------------
Gateway Small Cap Index Fund                  867,535          22,490            20,935           86,047
-------------------------------------- ---------------- ----------------- ---------------- -----------------
Cincinnati Fund(R)                            776,828          22,686            12,099           26,204
-------------------------------------- ---------------- ----------------- ---------------- -----------------

The next matter voted upon was an amendment of the Trust's Declaration of Trust that would have permitted the Trustees to make future amendments to the Declaration of Trust without shareholder authorization provided the amendment did not adversely affect the rights of any shareholder. The results of the voting, in which the matter was NOT PASSED, were as follows:

-------------------------------------- ---------------- ----------------- ---------------- -----------------
                                                                                                BROKER
                FUND                         FOR            AGAINST           ABSTAIN           NON-VOTE
-------------------------------------- ---------------- ----------------- ---------------- -----------------
Gateway Fund                                9,070,589         917,439           518,547          407,505
-------------------------------------- ---------------- ----------------- ---------------- -----------------
Gateway Small Cap Index Fund                  848,365          43,213            19,382           86,047
-------------------------------------- ---------------- ----------------- ---------------- -----------------
Cincinnati Fund(R)                            735,998          60,606            15,010           26,203
-------------------------------------- ---------------- ----------------- ---------------- -----------------

================================================================================

                                  AFFORDABILITY
                                  -------------

                       $1,000 Minimum Initial Investment

                      $500 Minimum Initial IRA Investment

                       $100 Minimum Additional Investment

                           No Annual Account Charges

                              No-Fee IRA Accounts


                                   CONVENIENCE
                                   -----------

                 Free Telephone Exchanges Between Gateway Funds

                          Automatic Investment Program

                         Systematic Withdrawal Program

                             Telephone Redemptions


                                   FLEXIBILITY
                                   -----------

                   Available for numerous investment options:

                                  Individuals

                                      IRAs

                                     Trusts

                                 Pension Plans

                                Gifts to Minors

================================================================================
THE GATEWAY TRUST

================================================================================

                               Investment Adviser:
                        Gateway Investment Advisers, L.P.

                             Shareholder Servicing:
                        Gateway Investment Advisers, L.P.

                                    Auditors:
                               Arthur Andersen LLP
                                 Cincinnati, OH

                                   Custodian:
                               Firstar Corporation
                                 Cincinnati, OH

                                    Trustees:
                                James M. Anderson
                               Stefen F. Brueckner
                               Kenneth A. Drucker
                                Beverly J. Fertig
                                 R. S. HARRISON
                                J. Patrick Rogers
                                 Walter G. Sall
                              William H. Schneebeck
                                 James E. Schwab






24